UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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(Name of Registrant as Specified In Its Charter)

HSBC Funds

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HSBC Funds

HSBC U.S. Government Money Market Fund	HSBC Opportunity Fund
HSBC Prime Money Market Fund	Aggressive Strategy Fund
HSBC U.S. Treasury Money Market Fund	Balanced Strategy Fund
HSBC Emerging Markets Debt Fund	Moderate Strategy Fund
HSBC Emerging Markets Local Debt Fund	Conservative Strategy Fund
HSBC Total Return Fund	Income Strategy Fund
HSBC Frontier Markets Fund	HSBC Global High Income Bond Fund
HSBC Asia ex-Japan Smaller Companies Equity Fund	HSBC Global High Yield Bond Fund
HSBC Euro High Yield Bond Fund (USD Hedged)	HSBC Global Equity Volatility Focused Fund

HSBC Advisor Funds Trust	HSBC Portfolios

HSBC Opportunity Fund	HSBC Opportunity Portfolio

(HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios
each a “Trust” and, collectively,
the “Trusts” and each of their series, each a “Fund” and,
collectively, the “Funds”)

3435 Stelzer Road
Columbus, Ohio 43219-3035

March 3, 2016

Dear Shareholder:

On behalf of the Boards of Trustees of the Trusts (collectively, the “Boards”), I invite you to a joint special meeting of shareholders of the Trusts scheduled for April 14, 2016, at the offices of Citi Fund Services, 800 Boylston Street, 24th Floor, Boston, Massachusetts 02116, at 10:00 a.m., Eastern Time (the “Special Meeting”).

The purpose of the Special Meeting is to ask shareholders to consider the following proposals:

1.	To approve the election of five nominees to serve as Trustees of the Trusts;

2.	To approve the reorganization of each Trust into a single newly established Delaware statutory trust from a Massachusetts business trust or New York trust, as applicable;

3.	To approve an amendment to the current “managers of managers” arrangement;

4.	To approve revisions to the Funds’ fundamental investment policies.

Importantly, the Boards have considered the proposals and determined that they are in the best interest of the Funds, and unanimously recommend that you vote “FOR” the proposals. Whether or not you plan to attend the Special Meeting in person, please take a few minutes to read the Proxy Statement and cast your vote promptly.

Shareholder meetings of the Funds do not occur often, so we strongly encourage you to take the time to carefully consider and vote on these proposals promptly, regardless of the number of shares you own. BY VOTING AS SOON AS POSSIBLE YOU SAVE YOUR FUND THE ADDITIONAL EXPENSE OF FURTHER SOLICITING YOUR VOTE.

i

VOTING IS QUICK AND EASY.

You can vote in one of four ways:

●	By mail with the enclosed Proxy Card – be sure to sign, date and return it in the enclosed postage-paid envelope,

●	Through the web site listed in the proxy voting instructions on the enclosed Proxy Card,

●	By telephone using the toll-free number listed in the proxy voting instructions on the enclosed Proxy Card, or

●	In person at the Special Meeting on April 14, 2016.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposals, or to quickly vote your shares, please call Okapi Partners, the Funds’ proxy solicitor, toll-free at 877-279-2311. Thank you for your continued investment in the Funds.

Sincerely,

/s/ Richard A. Fabietti

Richard A. Fabietti
President
HSBC Funds
HSBC Advisor Funds Trust
HSBC Portfolios

VERY IMPORTANT INFORMATION FOR SHAREHOLDERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed Proxy Statement to shareholders.

QUESTIONS AND ANSWERS

General

Q. Why am I receiving this proxy statement?

A. You are receiving these proxy materials—a booklet that includes the Proxy Statement and your Proxy Card—because you as a Fund shareholder have the right to vote on important matters concerning the series of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (the “Funds” of the “Trusts”). In particular, you are being asked to vote on one or more of the following proposals (the “Proposals”), which require the approval of Fund shareholders.

Proposal 1 relates to the election of the Board of Trustees of each Trust (collectively, the “Boards” and the members of the Boards individually, the “Trustees”), all of whom currently serve as Trustees of the Trust. The nominees for election to the Boards are: Marcia L. Beck, Susan C. Gause, Deborah A. Hazell, Susan S. Huang and Thomas F. Robards (each a “Nominee” and, collectively, the “Nominees”).

Proposal 2 relates to reorganizing the Funds with and into corresponding series of a single, newly organized Delaware statutory trust (the “Delaware Trust”) in order to redomicile the Trusts from either a Massachusetts business trust or a New York trust (the “Reorganization”). A Delaware statutory trust is a form of organization that is more modern and more often used by investment companies. The Funds would continue to be subject to the same federal securities laws that apply to mutual funds, including, principally, the Investment Company Act of 1940 (the “1940 Act”), and they would continue to be subject to the same rules of the U.S. Securities and Exchange Commission (“SEC”) that are intended to protect mutual funds and their shareholders. Shareholders would receive corresponding shares of the series of the Delaware Trust (“New Funds”) in exchange for shares of the same value of the Funds.

Proposal 3 relates to a proposed amendment to the current “manager of managers” arrangement that would, if approved by the SEC, permit HSBC Global Asset Management (USA) Inc., the Funds’ investment adviser (the “Adviser”), subject to prior Board approval, to enter into or amend sub-advisory agreements with sub-advisers that are wholly-owned by the same company that owns the Adviser (“Wholly-Owned Sub-Adviser”). The expanded manager of managers arrangement would permit, if approved by the SEC and shareholders, the Funds to use affiliated sub-advisers and operate more efficiently and cost-effectively.

Proposal 4 relates to proposed changes to the “fundamental investment policies” of the Funds. Currently, some of the Funds’ fundamental investment policies are antiquated or more prohibitive than the law requires. Proposal 4 is intended to create more uniform policies among the Funds, simplify and modernize the policies to reflect current law and increase the investment flexibility of the Funds to be able to adapt over time.

Q. Why am I being asked to vote?

A. You are, or were, as of February 16, 2016 (the “Record Date”) a shareholder of one or more of the Funds listed in the attachment to the Notice of Joint Special Meeting of Shareholders. Under applicable law, each of the Proposals requires the approval of shareholders of the relevant Funds. The Boards have approved the Proposals and recommend that you vote “FOR” each of them.

Proposal 1: The Election of Trustees

Q. Why am I being asked to elect the Nominees to the Boards?

A. The 1940 Act requires that at least a majority of an investment company’s board members be elected by its shareholders. In addition, the 1940 Act allows trustees to fill a vacancy on the board if, after filling the vacancy, at least two-thirds of its board members have been elected by shareholders. Currently, three of the Trustees serving on the Boards have been elected by shareholders, and the remaining two Trustees were appointed by the Boards without shareholder votes in order to fill vacancies.

Although the Funds are not currently required to ask shareholders to elect Trustees because the applicable board composition requirements are satisfied, the Boards believe that it is in the best interests of the Funds’ shareholders for the Boards to be composed of elected Trustees. In addition, following the recent retirement of one of the Trustees, if the Boards were to appoint a new Trustee to fill the vacancy, only three of the six Trustees (or 50%) will have been elected by shareholders—less than the two-thirds required by 1940 Act. Thus, the election by shareholders of all of the Nominees will provide flexibility in the future for the Boards to appoint additional new members who could replace retired Trustees and also bring new skills or experiences to the Boards, without incurring the expense of holding other shareholder meetings.

Proposal 2: The Reorganization

Q. What is the purpose of the Reorganization?

A. The purpose of the Reorganization is to redomicile the Funds from their current place of incorporation (either Massachusetts or New York) into a single, newly formed Delaware statutory trust, which offers many advantages that should benefit the Funds and their shareholders over the long term, including simplified operations and increased flexibility to respond to changing market conditions or heightened regulations. The Trusts were established decades ago under the optimal form of organization available to the Trusts at that time. However, over time, the Delaware statutory trust has become the more favorable choice for organizational form among registered investment companies due to a variety of benefits associated with this form. Accordingly, the Boards believe that the Funds’ current organizational forms and governance structure are outdated and that the Funds would be best served going forward by operating as series of a single Delaware statutory trust.

Q. Will the Reorganization affect me?

A. The Reorganization will not affect the value of your investment in the Funds. The Delaware Trust would continue the business of the Trusts, except to the extent modified by the other Proposals included in this Proxy Statement. In fact, the investment objectives, policies, strategies and risks of each Fund will not change solely as a result of the Reorganization. No material change would be made to the manner in which a Fund currently invests or operates without prior Board approval and an appropriate amendment or supplement to the Fund’s prospectus and/or Statement of Additional Information (“SAI”), which would be communicated to shareholders, if necessary. On the effective date of the Reorganization, each New Fund will hold the same portfolio of securities previously held by the corresponding Fund.

Q. Will there be any changes to the Funds’ investment adviser or other service providers?

A. No. The main operating agreements of the Delaware Trust and New Funds would be identical to those of the corresponding Trusts and Funds, except for any reference to place of incorporation. Therefore, the Funds will continue to have the same investment adviser (and sub-adviser, if applicable) and service providers as provided by the existing agreements. The fees and expenses of the Funds would also be the same.

Proposal 3: Amendment to the “Manager of Managers” Arrangement

Q. What is a “manager of managers” arrangement?

A. Under the provisions of the 1940 Act, the appointment of a sub-adviser or an amendment to a sub-advisory agreement requires a shareholder vote. An advisory structure commonly referred to as a “manager of managers” arrangement permits a fund’s investment adviser to enter into or amend sub-advisory agreements with affiliated or unaffiliated sub-advisers, including Wholly-Owned Sub-Advisers, with prior Board approval but without shareholder approval. The use of a “manager of managers” arrangement is subject to the SEC issuing an exemptive order, which the Trusts and the Adviser have previously received, but only with respect to the ability to enter into or amend agreements with unaffiliated sub-advisers. The exemptive order granting the existing relief was previously approved by shareholders of each of the Funds. The HSBC Opportunity Portfolio currently uses an unaffiliated sub-adviser and certain of the Funds currently use affiliated sub-advisers.

Q. What is the purpose of the amendment to the current “manager of managers” arrangement?

A. If this proposal is approved by shareholders, the Adviser and the Funds would submit an application to the SEC requesting an amended exemptive order that would modernize the existing relief from the SEC on which the Funds currently rely (or may rely) from time to time. The existing relief permits the appointment of unaffiliated investment sub-advisers with prior Board approval but without shareholder approval. Shareholders would instead receive an information statement about the sub-adviser and sub-advisory agreement, among other things. However, the amended relief would expand the existing relief to allow the Funds to enter into and amend sub-advisory agreements with affiliated sub-advisers, including Wholly-Owned Sub-Advisers. Although the proposed application would be substantially similar to numerous other applications previously filed with, and approved by, the SEC for other mutual fund complexes in recent years, there is no guarantee that the SEC will grant the requested relief.

In light of the global investment network available to the Adviser as a result of its unique organizational structure as part of the group of global asset management companies that make up HSBC Global Asset Management (“HSBC”), the Adviser has been able to utilize the expertise of affiliated asset managers over the past few years to assist with the day-to-day management of certain Funds, notably to invest in markets outside of the United States. It is anticipated that the Adviser will continue to utilize the valuable lineup of HSBC global asset managers to provide portfolio management services and foreign investment expertise to the Funds as well as possible new funds. Accordingly, the amended manager of managers arrangement would enable the Funds to operate with greater efficiency in the future by allowing the Funds to change sub-advisers, including Wholly-Owned Sub-Advisers, and use HSBC global asset management companies that are best suited to the Funds’ needs without incurring the expense and delay of obtaining shareholder approvals.

Q. Will the Amended Manager of Managers Arrangement affect me?

A. Because the Adviser and certain Funds already benefit from an existing, older form of manager of managers order from the SEC and certain of the Funds already use sub-advisers, affiliated and unaffiliated, a modern order would not substantially change the way in which the Funds operate. However, the modern order would result in greater flexibility for the Funds to enter into or materially amend agreements with affiliated sub-advisers, including Wholly-Owned Sub-Advisers, without obtaining prior shareholder approval, which may result in cost savings (from not having to incur solicitation and other expenses associated with seeking shareholder approval) and better access to HSBC’s global asset management expertise over time. Of course, shareholders would continue to receive an information statement about the sub-adviser and sub-advisory agreement, among other things. The modern order also would not affect the amount of management fees paid by the Funds to the Adviser.

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Proposal 4: Changes to the Funds’ Fundamental Investment Policies

Q. What affect will the proposed changes to the fundamental investment policies have on the Funds?

A. Proposal 4 is intended to create more uniform investment policies among the Funds, simplify and modernize these investment policies to reflect current law and increase the investment flexibility of the Funds. However, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act, as well as the investment objectives, strategies and policies expressed in the Funds’ registration statements, which may be changed by the Boards from time to time. No material change would be made to the manner in which a Fund currently invests or operates without prior Board approval and an appropriate amendment or supplement to the Fund’s prospectus and/or SAI, which would be communicated to shareholders, if necessary.

Voting

Q. Who is asking for my vote?

A. The enclosed proxy is being solicited by the Board of Trustees of your Fund for use at the joint special meeting of shareholders to be held on April 14, 2016 or any adjournment or postponement thereof (the “Special Meeting”), and if the Special Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Joint Special Meeting of Shareholders.

Q. How do the Boards suggest that I vote?

A. After careful consideration, the Boards have unanimously approved each of the Proposals contained in this Proxy Statement and recommend that you vote “FOR” the Proposals that apply to your Fund(s).

Q. Why am I receiving information about Funds I do not own?

A. Some Proposals are common to each Fund, and management of the Funds has concluded that it is more cost-effective to have a common Proxy Statement and hold the Special Meeting for all of the Funds. You will be asked to vote only on each Proposal that affects the Fund(s) you own.

Q. What vote is required to approve the Proposals?

A. Regulatory requirements vary based on the type of proposal that is being considered. Proposal 1 requires approval by a plurality of the votes cast in person or by proxy at the Special Meeting for each Trust, provided a quorum is present. Proposal 2 requires approval by the affirmative vote of a majority of the outstanding voting securities of each Trust. The term “a majority of the outstanding voting securities” is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Special Meeting, if the holders of more than 50 percent of the Fund’s outstanding shares are present or represented by proxy, or (b) more than 50 percent of the Fund’s outstanding voting securities (“1940 Act Majority Vote”). Shareholders of all Funds of a Trust will vote together as a single class on each of these two Proposals.

Each of Proposals 3 and 4 require approval by a 1940 Act Majority Vote of each Fund voting separately. All shareholders of all classes of shares of a Fund will vote together as a single class on each of these two Proposals.

Q. Will my vote make a difference?

A. Yes! Your vote is very important and can make a difference in the governance and management of your Fund(s). Your vote can help ensure that the Proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). In addition, your immediate response on the enclosed Proxy Card, on the Internet or over the phone will help save the costs of any further solicitations.

Q. If I am a small investor, why should I bother to vote?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Special Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Special Meeting and the approval of the Proposals and generate unnecessary additional costs.

Q. How do I cast my vote?

A. You may provide a Fund with your vote by mail with the enclosed Proxy Card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Special Meeting. You may use the enclosed postage-paid envelope to mail your Proxy Card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent at the telephone number below.

If you change your mind after you vote, but before the Special Meeting, you can revoke your proxy by executing and submitting a revised proxy (following the methods noted above), or by giving written notice of revocation to the Fund(s) prior to the Special Meeting, or by voting in person at the Special Meeting.

Q. Whom do I call if I have questions?

A. We will be happy to answer your questions regarding this proxy solicitation. Should you have any questions, please call the Funds’ proxy solicitor Okapi Partners LLC at 877-279-2311.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

HSBC Funds

HSBC U.S. Government Money Market Fund	HSBC Opportunity Fund
HSBC Prime Money Market Fund	Aggressive Strategy Fund
HSBC U.S. Treasury Money Market Fund	Balanced Strategy Fund
HSBC Emerging Markets Debt Fund	Moderate Strategy Fund
HSBC Emerging Markets Local Debt Fund	Conservative Strategy Fund
HSBC Total Return Fund	Income Strategy Fund
HSBC Frontier Markets Fund	HSBC Global High Income Bond Fund
HSBC Asia ex-Japan Smaller Companies Equity Fund	HSBC Global High Yield Bond Fund
HSBC Euro High Yield Bond Fund (USD Hedged)	HSBC Global Equity Volatility Focused Fund

HSBC Advisor Funds Trust	HSBC Portfolios

HSBC Opportunity Fund	HSBC Opportunity Portfolio

3435 Stelzer Road
Columbus, Ohio 43219-3035

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 14, 2016

To the Shareholders:

The HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each a “Trust” and, collectively, the “Trusts”), on behalf of each of their separate series (each a “Fund” and, collectively, the “Funds”), will hold a joint special meeting of shareholders (the “Special Meeting”) on April 14, 2016, at the offices of Citi Fund Services, 800 Boylston Street, 24th Floor, Boston, Massachusetts 02116 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve the election of five nominees to serve as Trustees of the Trusts: Marcia L. Beck, Susan C. Gause, Deborah A. Hazell, Susan S. Huang and Thomas F. Robards;

2.	To approve the reorganization of each Trust into a single newly established Delaware statutory trust from a Massachusetts business trust or New York trust, as applicable;

3.	To approve an amendment to the current “managers of managers” arrangement;

4.	To approve revisions to the Funds’ fundamental investment policies.

You are entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on February 16, 2016.

Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting in person at the Special Meeting, you may also vote by mail, by telephone or via the Internet, as provided on the enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND

WE ASK THAT YOU VOTE PROMPTLY
IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
YOUR VOTE IS IMPORTANT.

By Order of the Boards of Trustees

/s/ Heather Melito-Dezan

Heather Melito-Dezan
Assistant Secretary
HSBC Funds
HSBC Advisor Funds Trust
HSBC Portfolios

March 3, 2016

x

HSBC Funds

HSBC U.S. Government Money Market Fund	HSBC Opportunity Fund
HSBC Prime Money Market Fund	Aggressive Strategy Fund
HSBC U.S. Treasury Money Market Fund	Balanced Strategy Fund
HSBC Emerging Markets Debt Fund	Moderate Strategy Fund
HSBC Emerging Markets Local Debt Fund	Conservative Strategy Fund
HSBC Total Return Fund	Income Strategy Fund
HSBC Frontier Markets Fund	HSBC Global High Income Bond Fund
HSBC Asia ex-Japan Smaller Companies Equity Fund	HSBC Global High Yield Bond Fund
HSBC Euro High Yield Bond Fund (USD Hedged)	HSBC Global Equity Volatility Focused Fund

HSBC Advisor Funds Trust	HSBC Portfolios

HSBC Opportunity Fund	HSBC Opportunity Portfolio

3435 Stelzer Road
Columbus, Ohio 43219-3035

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 14, 2016

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARDS OF TRUSTEES (collectively, the “Boards”) OF HSBC FUNDS, HSBC ADVISOR FUNDS TRUST AND HSBC PORTFOLIOS (each a “Trust” and, collectively, the “Trusts”), on behalf of each of their series (each a “Fund” and, collectively, the “Funds”), to be voted at a Joint Special Meeting of Shareholders to be held on April 14, 2016, at the offices of Citi Fund Services, 800 Boylston Street, 24th Floor, Boston, Massachusetts 02116, at 10:00 a.m., Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement (the “Special Meeting”).

The table below indicates which proposals shareholders are asked to approve at the Special Meeting.

Proposals			Shareholders Solicited To Vote
1.	To approve the election of five nominees to serve as Trustees of the Trusts (“Proposal 1”)		All Funds

2.	To approve the reorganization of each Trust into a single newly established Delaware statutory trust from a Massachusetts business trust or New York trust, as applicable (“Proposal 2”)		All Funds

3.	To approve an amendment to the current “managers of managers” arrangement (“Proposal 3”)		All Funds (except HSBC Euro High Yield Bond Fund (USD Hedged), HSBC Global Equity Volatility Focused Fund, HSBC Global High Income Bond Fund and HSBC Global High Yield Bond Fund)

4.	To approve revisions to the Funds’ fundamental investment policies regarding: (“Proposal 4”)

	4.A	Borrowing	All Funds (except HSBC Euro High Yield Bond Fund (USD Hedged))
	4.B	Senior Securities	All Funds (except HSBC Euro High Yield Bond Fund (USD Hedged))
	4.C	Underwriting	All Funds (except HSBC Euro High Yield Bond Fund (USD Hedged))
	4.D	Industry Concentration	All Funds (except HSBC Euro High Yield Bond Fund (USD Hedged))
	4.E	Real Estate	All Funds (except HSBC Euro High Yield Bond Fund (USD Hedged))
	4.F	Commodities	All Funds (except HSBC Euro High Yield Bond Fund (USD Hedged))
	4.G	Loans	All Funds (except HSBC Euro High Yield Bond Fund (USD Hedged))

	4.H	Diversification	All Funds (except HSBC Euro High Yield Bond Fund (USD Hedged), HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Total Return Fund)
	4.I	Pledging, Mortgaging and Hypothecating	HSBC Prime Money Market Fund
HSBC U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund
	4.J	Investments for Control	HSBC Prime Money Market Fund
HSBC U.S. Government Money Market Fund
	4.K	Investments in Other Investment Companies	HSBC Prime Money Market Fund
HSBC U.S. Government Money Market Fund
	4.L	Illiquid Securities	HSBC Prime Money Market Fund
HSBC U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund
	4.M	Short Sales	HSBC Prime Money Market Fund
HSBC U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund
	4.N	Writing and Selling Options	HSBC Prime Money Market Fund
HSBC U.S. Government Money Market Fund
	4.O	Securities Owned by Trustees or Officers	HSBC Prime Money Market Fund
HSBC U.S. Government Money Market Fund
	4.P	Securities on Margin	HSBC Prime Money Market Fund
HSBC U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund

5.	To transact such other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

You are entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on February 16, 2016 (the “Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about March 3, 2016.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the relevant Trust a subsequently dated Proxy Card, (2) deliver to the relevant Trust a written notice of revocation, or (3) otherwise give notice of revocation at the Special Meeting or any adjournment(s) or postponement(s) thereof, and in all cases prior to the exercise of the authority granted in the Proxy Card.

If a shareholder wishes to participate in the Special Meeting or any adjournment(s) or postponement(s) thereof, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may submit the Proxy Card included with this Proxy Statement or attend the Special Meeting or any adjournment(s) or postponement(s) in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON APRIL 14, 2016

This Proxy Statement is available online at www.okapivote.com/HSBC. In addition, the most recent annual report of each Trust, including financial statements, for the fiscal year ended October 31, 2015 has been mailed previously to shareholders. If you would like to receive additional copies of a shareholder report free of charge, or copies of any subsequent shareholder report, please contact the relevant Trust by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-782-8183, or go to the Trusts’ website at investorfunds.us.hsbc.com. Requested shareholder reports will be sent by first class mail within three (3) business days of the receipt of the request.

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PROPOSAL 1

ELECTION OF TRUSTEES

All Funds

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What are shareholders being asked to approve?

The purpose of this Proposal is to elect each of the following five nominees to serve as a Trustee on the Boards: Marcia L. Beck, Susan C. Gause, Deborah A. Hazell, Susan S. Huang and Thomas F. Robards (each a “Nominee” and collectively, the “Nominees”).

Who are the Nominees to the Boards?

Information about each of the Nominees, including his or her business address, age and principal occupations during the past five years, and other information, such as the Nominee’s experience, qualifications, attributes or skills, is set forth below. Each of the Nominees currently serves as a Trustee of the Trusts, and each such Trustee has served in that capacity since originally elected or appointed. Each of the Nominees were nominated by the Boards upon a recommendation from the Boards’ Nominating and Corporate Governance Committee, which is composed solely of Trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trusts (the “Independent Trustees”). Each Nominee has agreed to continue to serve on the Boards if elected by shareholders.

Why am I being asked to vote on the election of incumbent Nominees?

The Boards have determined that it is in the best interests of the Funds to seek the election by shareholders of all of the current Trustees of the Trusts. As currently constituted, the Boards have five Trustees, three of whom have been previously elected by shareholders (Mses. Beck and Huang and Mr. Robards) and two of whom have been appointed but not previously elected by shareholders (Mses. Gause and Hazell).

Although not currently required by applicable law, the Boards believe that providing shareholders with an opportunity to elect the full slate of current Board members is an important way in which the Boards may promote meaningful representation of the shareholders’ interests and is also a corporate governance “best practice.” In recommending that shareholders elect the full slate of Trustees, the Boards also considered that such elections would satisfy the applicable provisions of the Trusts’ organizational documents regarding trustee elections. In the future, the Trustees may seek to fill vacancies on the Boards created by recent retirements.

What additional benefits will the elections have on the composition of the Boards?

The election by shareholders of the Nominees will give the Boards additional flexibility in the future to appoint a limited number of additional new Trustees, if deemed necessary, without incurring the costs of holding expensive shareholder meetings to elect each new Trustee. As background, the 1940 Act permits a mutual fund board of trustees to appoint a new trustee to fill a vacancy provided that after such trustee is appointed, at least two-thirds of the trustees have been elected by shareholders. At this time, three of the five current Trustees have been elected by shareholders (or 60%). Accordingly, the appointment of a new Trustee by the Boards to fill the vacancy left by recent retirements would not be permissible because, after such an appointment, only three of the six Trustees would have been elected by shareholders (or 50%) and, thus, less than two-thirds of the Trustees would have been elected by shareholders.

The Trustees believe that the Boards’ current composition and governance structure facilitates the effective oversight of the management of the Trusts. The Boards may decide in the future, however, that it is in the best interests of the Trusts to add one or more new Trustees with capabilities and experiences that complement those of the current Trustees. The increased flexibility to appoint new Trustees will permit the Boards to more easily adapt to changes in circumstances of the Trusts and/or the Fund’s investment adviser in order to be able to discharge their fiduciary obligations in a manner that effectively protects and advances the interests of the Trusts.

How many of the Nominees would be Independent Trustees if elected?

Mses. Beck, Gause and Huang and Mr. Robards are, and would continue to be, Independent Trustees if elected by shareholders. Ms. Hazell is, and would continue to be, an interested Trustee if elected by shareholders because she is the Chief Executive Officer of HSBC Global Asset Management (USA) Inc., the Funds’ investment adviser (the “Adviser”). Accordingly, if the Nominees are elected by shareholders, four of the five Trustees would be Independent Trustees (or 80%).

Information about the Nominees

Name, Address	Position(s)	Term of	Principal Occupation(s) During	Portfolios in	Other Directorships
and Year of	with the	Office and	Past 5 Years	Fund Complex	Held by Nominee
Birth*	Trusts	Length of		Overseen by	During the Past 5
		Time Served		Nominee(2)	Years(3)
Independent Nominees
Private Investor (1999 – present);
Executive Vice President,
Marcia L. Beck		2008 to	Prudential Investments (1997 –
Age: 60	Trustee	present	1999); President and Trustee, The	22	None
Goldman Sachs Mutual Funds
(1992 – 1996)
Private Investor (2003 – present);
Chief Executive Officer, Dresdner
RCM Global Investors and Allianz
Dresdner Asset Management (2000 –
2002); Board Member, Dresdner
Susan C. Gause		2013 to	Global Asset Management Board		Met Investors Series
Age: 63	Trustee	present	(2000 – 2002); Chief Operating	22	Trust; and Metropolitan
			Officer and Senior Managing		Series Fund
Director, Dresdner RCM Global
Investors (1998 – 2000); Global Chief
Financial Officer, Dresdner RCM
Global Investors (1996 – 1998)
Private Investor (2000 – present);
Susan S. Huang		2008 to	Senior Vice President, Schroder
Age: 61	Trustee	present	Investment Management (2001 –	22	None
2004); Managing Director, Chase
Asset Management (1995 – 2000)
Private Investor (2003 - present);
			Partner, Robards & Co. LLC		Ellington Financial
			(investment and advisory services)		LLC (NYSE listed
			(2005 – present); Chief Financial		financial services);
			Officer, American Museum of		Ellington Residential
Thomas F. Robards		2005 to	Natural History (2003 –		Mortgage REIT (NYSE
Age: 69	Trustee	present	2004); Chief Financial Officer,	22	listed real estate
			Datek Online Holdings (2000-		investment trust); and
			2003); Executive Vice President		Overseas Shipholding
			and Chief Financial Officer,		Group (OSG) (NYSE
			Republic New York Corporation		listed company)
(1976 – 2000)

Name, Address	Position(s)	Term of	Principal Occupation(s) During	Portfolios in	Other Directorships
and Year of	with the	Office and	Past 5 Years	Fund Complex	Held by Nominee
Birth*	Trusts	Length of		Overseen by	During the Past 5
		Time Served		Nominee(2)	Years(3)
Interested Nominee
Chief Executive Officer, HSBC
Global Asset Management (USA)
Deborah A. Hazell†		2011 to	Inc. (2011 – present); President
Age: 52	Trustee	present	and Chief Executive Officer,	22	None
Fischer Francis Trees & Watts
(“FFTW”) (investment adviser)
(2008 – 2011)
*	Each Independent Nominee may be contacted by writing to the Nominee, c/o Citi Fund Services, P.O. Box 182845 Columbus, OH 43218-3035, Attn: Richard A. Fabietti. Ms. Hazell may be contacted by writing to 452 Fifth Avenue, New York, NY 10018.
(2)	The “Fund Complex” is comprised of 20 portfolios of HSBC Funds, 1 portfolio of HSBC Advisor Funds Trust, and 1 portfolio of HSBC Portfolios.
(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
†	Ms. Hazell will be considered to be an interested Nominee (i.e., not independent) because of her affiliation with the Adviser and its affiliates.

Board Composition and Leadership Structure

Each Trust has a Board of Trustees. Each Board consists of five Trustees, four of whom are Independent Trustees, and one of whom is an “interested person” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trusts (“Interested Trustee”) by virtue of her employment with the Adviser. Each Board is responsible for the overall management of each Trust, including general supervision and review of each Trust’s investment activities. The Board of each Trust, in turn, elects the officers of the Trusts who are responsible for administering the Trust’s day-to-day operations.

The Chairman of each Board, Mr. Robards, is an Independent Trustee, and, among other duties and responsibilities, serves as a point person for communications between the Trustees and the Trusts’ management and service providers. The Trustees interact directly with the Chairman, Chairs of the Trusts’ standing Committees, each other, the Trusts’ officers, and senior management of the Adviser and other service providers of the Trusts at scheduled meetings and between meetings, as appropriate.

Each Board has established the following standing committees: an Audit Committee; a Valuation and Investment Oversight Committee; and a Nominating and Corporate Governance Committee (the “Committees”) to facilitate the Trustees’ oversight of the management of those aspects of the Trusts’ operations. Each Committee has a Chair, who is an Independent Trustee. Each Committee’s responsibilities are discussed in greater detail below. Each Board believes that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters within its purview and it allocates areas of responsibility to committees of Trustees and to the full Board in a manner that enhances effective oversight.

The Boards’ Role in Risk Oversight of the Trusts

Each Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, including, but not limited to, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address investment, valuation, and compliance matters. The Board may also receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the manager’s initiative. In addition, the Valuation and Investment Oversight Committee of the Board meets regularly with the manager’s internal risk department to review reports on their examinations of liquidity risks to the Funds’ investment portfolios.

With respect to investment risk, each Board receives regular written reports describing and analyzing the investment performance of the Funds, which may include the comparison of the Funds’ performance to their respective benchmarks and/or peer groups when applicable. In addition, investment personnel for the Funds meet regularly with the Boards to discuss Fund performance, including investment risk and market updates. Also, to the extent that the Fund changes a particular investment strategy or invests in a new type of security that could have a material effect on the Fund’s risk profile, the Board generally is consulted.

With respect to valuation, each Board receives regular written reports summarizing the discussions from the Adviser’s internal Pricing and Valuation Committee meetings. The Trusts’ administrator provides regular written reports to each Board that enable the Board to monitor the number of fair valued securities in a particular Fund, the reasons for the fair valuation and the methodology used to arrive at the fair value. In addition, the Trusts’ Audit Committee reviews valuation procedures and results with the Funds’ Treasurer, and with the Trusts’ auditors in connection with such Committee’s review of the results of the audit of the Funds’ financial statements.

With respect to compliance risks, the Board receives regular compliance reports and meets regularly with the Trusts’ Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO, and the Trusts’ CCO prepares and presents an annual written compliance report to the Board. Each Board also meets regularly with the Chief Compliance Officer of the Adviser. Each Board adopts compliance policies and procedures for the Trusts and approves such procedures of certain of the Trusts’ service providers, such as the Adviser and the Subadvisers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

Nominee Experience, Qualifications, Attributes or Skills

The following provides an overview of the considerations that led each Board to conclude that each individual serving as a Trustee of the Trusts should so serve. The current members of the Boards joined at different points in time since 2005. Generally, no one factor was decisive in the original selection of an individual to join the Boards. Among the factors each Board considered when concluding that an individual should serve on the Boards were the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other Boards; (ii) the individual’s ability to work effectively with other members of the Board; (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Boards.

In addition to personal qualities, such as integrity, the role of an effective Trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and obligations. The Board believes that the specific background of each Board member (including as set forth above) evidences such ability and is appropriate to his or her serving on the Boards. The Chairman of each Board, Mr. Robards, has governance and operating experience in banking, brokerage and specialty finance companies and, as indicated, serves as a director of several public companies. Mses. Beck and Huang each have experience managing risk as well as portfolios of money market and fixed income instruments, respectively. Ms. Beck also has asset management operating and leadership experience having served as President and Trustee of an unaffiliated mutual fund complex. Ms. Gause has significant experience in the financial services industry, having served as, among other things, Chief Executive Officer of an asset management company. In that position, Ms. Gause was responsible for the day-to-day activities of the investment adviser of various registered open-end funds. Ms. Hazell has significant experience in the financial services industry and is currently the Chief Executive Officer of HSBC Global Asset Management (USA) Inc. Previously, Ms. Hazell was the President and Chief Executive Officer of a global investment management firm that provided active, fixed income capabilities to institutional investors.

Other Board Information

It is expected that the Boards will meet at least quarterly at regularly scheduled meetings. During the recent fiscal year ended October 31, 2015, each Board met five times. Each Trustee attended 100% of the meetings of a Board held during the last fiscal year, including the meetings of the Board’s standing Committees on which such Trustee was a member.

None of the Trusts’ Declarations of Trust provide for the annual election of Trustees. Accordingly, the Boards do not have a policy with regard to Trustee attendance at annual shareholder meetings. Except in the event of resignation or removal (as described in each Trust’s Declaration of Trust), each Trustee serves: (i) in the case of HSBC Funds, until the next meeting of shareholders called for the purpose of electing Trustees and his or her successor is elected and qualified; or (ii) in the case of HSBC Advisor Funds Trust and HSBC Portfolios, during the lifetime of the Trust and until its termination.

Executive Officers

Officers of the Trusts are appointed by the Boards to oversee the day-to-day activities of each Trust. Information about the executive officers of the Trusts, including their principal occupations during the past five years, is set forth in Exhibit A. Certain of these officers are also officers of the Adviser or officers and/or employees of Citi Fund Services, Inc., the Funds’ sub-administrator (“Citi”).

Share Ownership By Nominees and Executive Officers

As of December 31, 2015, the Nominees and executive officers of the Trusts beneficially owned, individually and collectively as a group, less than 1% of the outstanding shares of each class of each Fund, respectively.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund solicited by this Proxy Statement and of all Funds that would be overseen by the Nominees in the HSBC Family of Funds as of December 31, 2015. The information as to beneficial ownership is based on statements furnished by each Nominee.

		Dollar Range of		Aggregate Dollar
	Dollar Range of Equity	Equity Securities in	Dollar Range of Equity	Range of Equity
	Securities in the	the HSBC Advisor	Securities in the	Securities in the HSBC
Name of Nominee	HSBC Funds	Funds Trust	HSBC Portfolios	Family of Funds(1)
Independent Nominees
Marcia L. Beck	$10,001-$50,000	None	None	$10,001-$50,000
Susan C. Gause	$10,001-$50,000	None	None	$10,001-$50,000
Susan S. Huang	$10,001-$50,000	None	None	$10,001-$50,000
Thomas F. Robards	$10,001-$50,000	None	None	$10,001-$50,000
Interested Nominees
Deborah A. Hazell	Over $100,000	None	None	Over $100,000
(1)	The “HSBC Family of Funds” consists of 20 portfolios of HSBC Funds, 1 portfolio of HSBC Advisor Funds Trust, and 1 portfolio of HSBC Portfolios.

Trustee Compensation

Effective January 1, 2015, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $12,000 for each regular meeting of the Boards of Trustees attended and a fee of $3,000 for each special telephonic meeting attended. The Trusts pay each Committee Chair an annual retainer of $12,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $15,000. The Trusts also pay Mr. Robards, as Chairman of the Boards, an additional annual retainer of $30,000.

The following table sets forth the total compensation paid to the Trustees from the Fund Complex for the fiscal year ended October 31, 2015.

Name	Aggregate	Pension or	Estimated Annual	Total Compensation
	Compensation From	Retirement Benefits	Benefits Upon	From the Fund
	the Trusts	Accrued as Part of	Retirement	Complex(2)
		Fund Expenses(1)
Independent Nominee
Marcia L. Beck	$177,500	N/A	N/A	$177,500
Susan C. Gause	$167,750	N/A	N/A	$167,750
Susan S. Huang	$164,750	N/A	N/A	$164,750
Thomas F. Robards	$182,000	N/A	N/A	$182,000
Interested Nominee
Deborah A. Hazell(3)	$0	N/A	N/A	$0
(1)	The Trusts do not accrue pension or retirement benefits as part of Fund expenses, and the Trustees are not entitled to retirement benefits upon retirement from the Boards.
(2)	The “Fund Complex” consists of 20 portfolios of HSBC Funds, 1 portfolio of HSBC Advisor Funds Trust, and 1 portfolio of HSBC Portfolios.
(3)	Ms. Hazell, an Interested Trustee, is not compensated from the Trusts for her services as an Interested Trustee.

Standing Committees

The Boards of Trustees of the Trusts currently have three standing committees: Audit Committee, Valuation and Investment Oversight Committee, and Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee is comprised of all of the Independent Trustees of the Trusts. The Audit Committee is currently chaired by Ms. Beck. Ms. Beck, Mr. Robards and Ms. Gause are audit committee financial experts of the Trusts. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trusts. The Audit Committee, among other things: (i) recommends to the Boards the selection, retention, compensation and termination of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit and, generally, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors, as presented to the Audit Committee; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee of the Trusts met four times during the most recent fiscal year.

Valuation and Investment Oversight Committee

The Valuation and Investment Oversight Committee is comprised of all of the Trustees of the Trusts. The Committee is currently chaired by Ms. Huang. The Valuation and Investment Oversight Committee, among other things: (i) oversees Fund management, investment risk management, performance and brokerage practices relating to the Funds; (ii) reviews certain proposals that the Adviser may wish to make concerning the Funds and their investments; (iii) oversees the implementation and operation of the Trusts’ Valuation Procedures and the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act with respect to the Funds that are money market funds; (iv) reviews the proxy voting guidelines, policies, and procedures and makes related recommendations to the Boards; and (v) oversees the performance of the investment sub-advisers to the applicable series of the Trusts. The Valuation and Investment Oversight Committee met four times during the most recent fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of all of the Independent Trustees of the Trusts. The Committee is currently chaired by Ms. Gause. This Committee, among other things: (i) makes nominations for trustee membership on the Boards or a Committee; (ii) evaluates on a periodic basis the operations and effectiveness of the Boards as a whole; (iii) periodically reviews the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Boards; (iv) periodically reviews Board governance procedures and recommends appropriate changes to the full Boards; (v) periodically reviews Trustee compensation and Committee responsibilities and recommends appropriate changes to the full Boards; and (vi) makes recommendations to the Boards regarding the retention of professional liability insurance (D&O/E&O Insurance) and investment company fidelity bonds. The Nominating and Corporate Governance Committee also considers nominees recommended by shareholders. Such recommendations should be forwarded to the President of the Trusts. The Charter of the Nominating and Corporate Governance Committee is attached as Exhibit B. The Nominating and Corporate Governance Committee met four times during the most recent fiscal year.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating and Corporate Governance Committee may consider, among other factors: (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Boards, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Boards; and (vi) consistency with the 1940 Act. The Committee also takes diversity of a particular nominee and overall diversity of the Boards into account when considering and evaluating nominees for Trustees.

The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, and other sources that the Committee deems appropriate.

What is the required vote to approve Proposal 1?

Election of the Nominees for Trustees, with regard to each of the HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios, must be approved by a plurality of the votes cast in person or by proxy at the Special Meeting for that Trust at which a quorum exists. A majority of the shares of each of the HSBC Funds and the HSBC Advisor Funds Trust, and one-third (1/3) of the shares of the HSBC Portfolios, outstanding on February 16, 2016, (the “Record Date”), present in person or represented by proxy constitutes a quorum for the transaction of business for that Trust with respect to the Proposal. Shareholders of all Funds of a Trust will vote together as a single class on the Proposal.

BOARD RECOMMENDATION

THE BOARDS OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMEND A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD
OF TRUSTEES OF EACH TRUST

——————

PROPOSAL 2

APPROVAL OF THE REORGANIZATION

All Funds

——————

What are shareholders being asked to approve?

The shareholders are being asked to approve the reorganization of each Fund with and into a corresponding series of a single, newly formed Delaware statutory trust (the “Delaware Trust”) in order to redomicile each Trust from a Massachusetts business trust or New York trust, as applicable, into a Delaware statutory trust (the “Reorganization”). Each shareholder would receive corresponding shares of the series of the Delaware Trust (the “New Funds”) in exchange for the shares of the Funds of the same value.

In approving the Reorganization, you will be authorizing: (i) the transfer of all assets of each Fund to the corresponding New Fund in exchange for the shares of the corresponding New Fund having an aggregate value equal to the assets and liabilities of the Fund and the assumption by the New Fund of all of the liabilities of the Fund; (ii) the distribution to each shareholder of each Fund of the shares of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund; and (iii) the subsequent liquidation of the Fund.

Why are the Boards recommending approval of the Reorganization?

Since inception, HSBC Funds and HSBC Advisor Funds Trust have operated as Massachusetts business trusts and HSBC Portfolios has operated as a New York trust. These entities were established several decades ago (nearly 30 years ago in the case of HSBC Funds) under the optimal form of organization available to the Trusts at that time. For example, when the Trusts decided to organize certain Funds as a two-tier fund structure commonly referred to as a “master/feeder” structure, whereby one fund (the “feeder fund”) invests all of its assets in a second fund (the “master fund”), the state laws of Massachusetts and New York offered certain benefits that were not otherwise available to other organizational forms.

However, over time the Delaware statutory trust has become the more favorable choice for organizational form among registered investment companies due to a variety of benefits associated with this form, including, among other things:

More Flexibility. The Delaware Statutory Trust Act (the “DSTA”), which governs the formation and operation of Delaware statutory trusts, is specifically designed to accommodate the unique governance needs of investment companies. In contrast, the state law applicable to Massachusetts business trusts and New York trusts are not fully adapted for investment companies and, at times, can be less flexible than what the 1940 Act allows. As a result, the DSTA is generally considered to be more flexible with respect to the operation and governance of investment companies, which has the potential to minimize the cost and complexity of many routine corporate actions. For example, the Board of Trustees of the Delaware Trust will not need to undergo the costly and time-consuming process of procuring shareholder approval for amendments to the Declaration of Trust to address pressing issues or to implement certain strategic alternatives.

More Legal Certainty. The comprehensive body of law in Delaware may also reduce legal uncertainty and risk. For example, Delaware law provides comparatively greater certainty with regard to limiting the liability of shareholders for obligations of the trust or its trustees. Specifically, the DSTA entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations (generally limited to the price of the stock). Delaware is also renowned for its sophisticated business courts and developed body of law governing business entities generally and investment companies specifically, which might be relied upon for interpretation of the relevant statutes. New York law is not nearly as developed as either Delaware or Massachusetts law with respect to investment companies and so, in the case of HSBC Portfolios, redomiciling to Delaware could result in substantial efficiencies, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar environment.

Greater Operating Efficiencies. The Reorganization may also reduce the substantial inefficiencies and costs associated with maintaining three separate business entities in two states that have different governing documents, varying state regulatory requirements and separate registration statements. In this regard, the Board and the Adviser, over the course of the past several years, have explored a number of ways to promote consistency and realize efficiencies in the corporate organizational structure and product offerings of the Funds. This project began with the harmonization of the By-Laws of the Trusts to the extent possible in 2012, an important first step to unifying the Funds and streamlining the Fund governance process. Consolidating the corporate structure of the Funds into a single trust has the potential to further advance these efforts and result in additional benefits to the Funds by way of a more simplified and modernized governance process and, over the longer term, potential cost savings. For example, the establishment of a single trust could produce efficiencies by simplifying required filings with the U.S. Securities and Exchange Commission (the “SEC”) and providing for a single board of trustees, which should reduce some operating redundancies caused by maintaining multiple boards.

Modernized Governing Instruments. The Trusts were organized decades ago and at different times, and as a result their governing instruments are inefficient and at times inconsistent. If the Reorganization is approved, the Delaware Trust will be able to adopt a uniform set of new modernized organizational documents, which will eliminate certain antiquated provisions in the existing governing instruments. For example, the Declaration of Trust for HSBC Portfolios provides that any beneficial interest in the trust property shall consist of non-transferable interests, whereas in the case of HSBC Funds and HSBC Advisor Funds Trust the interests of the beneficiaries may be divided into transferable shares. Moreover, the voting and quorum requirements are different throughout the existing governing instruments, which under certain circumstances could lead to varying levels of proxy solicitations and unnecessarily different shareholder vote outcomes for each of the Trusts.

For the reasons described above, among others, the Boards believe that the Funds’ current organizational forms and governance structure are outdated and in need of modernization. Accordingly, to implement the Reorganization, the Boards approved an Agreement and Plan of Reorganization for each Trust (each a “Plan of Reorganization”) with respect to each Fund substantially in the form attached to this Proxy Statement as Exhibit C. If shareholders approve this Proposal, the Trustees will implement the Reorganization on behalf of the Funds, which would be expected to take effect on or about April 29, 2016 (the “Exchange Date”), although this date may change in accordance with each Plan of Reorganization.

Please see Exhibit D for a comparison between Massachusetts and Delaware law and Exhibit E for a comparison between the organizational documents of the Trusts and the Delaware Trust.

What is the effect of shareholder approval of the Reorganization?

If the Reorganization is approved, you will become a shareholder of a mutual fund organized as a series of a Delaware statutory trust instead of a series of a Massachusetts business trust, with Board members, investment advisory agreement(s), distribution plans and other service arrangements that are substantially identical as those in place for the Trusts. In other words, the Reorganization would not have any impact on the value of shareholders’ investments in the Funds.

Prior to the Reorganization, a sole initial shareholder of the Delaware Trust would approve the following items with respect to the Delaware Trust:

●	Election of the Board of Trustees of the Delaware Trust, which would be the current Trustees;
●

Operation as a “manager of managers” arrangement, which permits the Adviser, subject to prior approval by the Board of Trustees, to enter into and amend agreements with unaffiliated sub-advisers (and sub-advisers wholly-owned by the same company that owns the Adviser, if approved by shareholders under Proposal 3);

●

Investment advisory agreements (and any applicable sub-advisory agreements), all of which will be identical to the agreements currently in place for each Fund, except for any reference to place of incorporation;

●

Distribution agreements, distribution and service plans and other agreements with respect to each applicable New Fund and its classes, all of which will be identical to the agreements and plans currently in place for each Fund, except for any reference to place of incorporation; and

●	PricewaterhouseCoopers LLP as the independent public accounting firm to the Delaware Trust.

Shareholders of the Funds are not being asked to vote separately on these arrangements. However, implementation of these arrangements is contingent upon the approval of the Reorganization. Thus, shareholders of the Funds, in approving the Reorganization, will also in effect be deemed to be approving all of the agreements and arrangements with respect to the Delaware Trust and the New Funds, which would be identical to those of the corresponding Trusts and Funds, except for any reference to place of incorporation.

What is the effect of the Reorganization on shareholders?

Immediately after the Reorganization, shareholders of each Fund will own shares of the corresponding class of the corresponding New Fund that are equal in value to the shares of each Fund that were held by those shareholders immediately prior to the closing of the Reorganization.

The Reorganization itself will not result in any change in the name (except for the HSBC Opportunity Fund that is a series of HSBC Advisor Funds Trust, which will be re-named “HSBC Opportunity Fund (Class I)”), investment objective, principal investment strategies, investment adviser (and sub-adviser, if applicable), portfolio managers or service providers of any of the Funds. Each New Fund will offer the same shareholder services as its corresponding Fund. The fees and expenses will also be the same. Thus, on the effective date of the Reorganization, you would hold an interest in the applicable New Fund(s) that is equivalent to your interest in the corresponding Fund(s).

What are the procedures and consequences of the Reorganization?

Each Plan of Reorganization provides that each New Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Fund in exchange for shares of the New Fund having the same value. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the Exchange Date, as that date may be adjusted from time to time.

As part of the closing of the Reorganization, each Fund will liquidate and distribute pro rata to its shareholders of record determined as of immediately after the close of business on the Exchange Date. The liquidation and distribution with respect to each class of each Fund’s shares will be accomplished by the transfer of the New Fund shares then credited to the account of the Fund on the books of the corresponding New Fund to newly-opened accounts on the books of that New Fund in the names of the Fund shareholders. All issued and outstanding shares of the Fund will simultaneously be redeemed and cancelled on the books of the Fund. The New Fund will not issue certificates representing the New Fund shares issued in connection with such exchange.

After the distribution, the Trusts will take all necessary steps under applicable state law, their governing instruments, and any other applicable law to effect a complete dissolution under state law. As the successor to the HSBC Funds’ operations, the Delaware Trust will adopt and succeed to the registration statement of HSBC Funds under federal securities laws and amend the registration statement as necessary to reflect the Reorganization in its entirety.

Each Plan of Reorganization may be terminated and the Reorganization abandoned by the Boards, with respect to any or all of the Funds, at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Funds, if among other things: (i) there is a material breach by the other party of any representation, warranty or agreement contained in the Plan of Reorganization; (ii) it reasonably appears that a party cannot meet a condition of the Plan of Reorganization; or (iii) circumstances should develop that, in the Boards’ opinion, make proceeding with the Reorganization inadvisable with respect to such Fund(s). Each Plan of Reorganization provides that the Delaware Trust or a Trust may waive compliance with any of the covenants or conditions made therein, or amend the Plan of Reorganization for the benefit of any Fund or New Fund, as applicable, provided that such waiver or amendment does not materially adversely affect the benefits intended upon the Plan of Reorganization and is consistent with the best interests of shareholders.

The foregoing discussion is qualified in its entirety by reference to each Plan of Reorganization, a form of which is attached as Exhibit C.

What did the Boards consider in approving the Plan of Reorganization and the Reorganization?

The Boards unanimously approved the submission of the Reorganization to shareholders for their approval and recommended approval of the Reorganization. The Boards have determined that participation in the Reorganization is in the best interests of each Fund and its shareholders.

In determining whether it was appropriate to recommend the Reorganization for approval by shareholders, the Boards requested and carefully considered information that they believed to be reasonably necessary to reach its conclusion. The Trustees recommended that shareholders approve the Reorganization on the basis of the following considerations, among others:

●

The interests of the shareholders of the Funds will not be diluted as a result of the Reorganization. Fund shares will be exchanged for an equivalent dollar and share amount of the corresponding New Fund. Account registration and account options will remain the same.

●

The Board of Trustees of the Delaware Trust would have substantially greater flexibility to reorganize Funds without shareholder approval or to make other necessary changes, which could allow the Funds to avoid future costs associated with shareholder approval in such situations in a manner consistent with the 1940 Act.

●

Delaware has a well-established body of legal precedent that tends to reduce legal uncertainty on matters of mutual fund governance and shareholder liability, which can have the effect of reducing litigation risks and costs.

●	By consolidating each Trust into a single Delaware Trust, the Funds could realize certain benefits from greater operating efficiency.
●

The investment policies and restrictions, as modified by Proposal 4, and investment objectives of each New Fund will be identical to those of the corresponding Fund, and the New Funds will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Fund immediately prior to the Reorganization.

●	Each New Fund will be subject to investment advisory fees, sales charges, and operating expenses that will be identical to those of the corresponding Fund.
●

In the case of HSBC Funds and HSBC Advisor Funds Trust, the Reorganization will be effected on a tax-free basis for federal income tax purposes, so the Reorganization will be tax-free to the shareholders of these Trusts.

●

The Reorganization will involve certain costs that will be borne by the Funds, although it is expected that the Reorganization will result in cost reductions in the form of operating efficiencies over time. Also, measures have been taken to minimize costs, and the Adviser is expected to bear a meaningful portion of the costs of the Reorganization through current expense limitation arrangements.

In reaching their decision to recommend approval of the Reorganization, the Boards did not identify any single factor as being of paramount importance. After consideration of the above factors, and such other factors and information the Boards considered relevant, the Boards voted to recommend approval of the Reorganization by each Fund’s shareholders.

What are the tax consequences of the Reorganization?

As a condition to each Fund’s obligation to consummate the Reorganization, in the case of HSBC Funds and HSBC Advisor Funds Trust, legal counsel to the Funds will issue an opinion to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (“Tax Code”), current administrative rules and court decisions, (i) the transactions contemplated by the Plan of Reorganization constitute a tax-free reorganization for federal income tax purposes; (ii) shareholders in these Funds will have the same aggregate tax basis in the shares of the New Funds that they receive in the Reorganization as their aggregate tax basis in the shares of the Funds before the Reorganization; and (iii) shareholders in these Funds who hold their shares as capital assets will include their holding period in Fund shares in determining their holding period in New Fund shares.

Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to federal income tax consequences, shareholders should also consult their tax advisers as to the foreign, state, local and other tax consequences of the Reorganization.

What is the required vote to approve Proposal 2?

The affirmative vote of a majority of the outstanding voting securities of each Trust is required to approve the Reorganization for that Trust. The term “a majority of the outstanding voting securities” is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Special Meeting, if the holders of more than 50 percent of the Fund’s outstanding voting shares are present or represented by proxy, or (b) more than 50 percent of the Fund’s outstanding voting securities (“1940 Act Majority Vote”). Shareholders of all Funds of a Trust will vote together as a single class on the Proposal.

BOARD RECOMMENDATION

THE BOARDS OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMEND A VOTE “FOR” THE REORGANIZATION OF EACH TRUST INTO A SINGLE
DELAWARE STATUTORY TRUST

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PROPOSAL 3

APPROVAL OF AMENDED “MANAGER OF MANAGERS” ARRANGEMENT

All Funds

(except HSBC Euro High Yield Bond Fund (USD Hedged), HSBC Global Equity Volatility Focused Fund, HSBC Global High Income Bond Fund and HSBC Global High Yield Bond Fund)

——————

What are shareholders being asked to approve?

Shareholders are being asked to approve an amendment to an exemptive order from the SEC which currently permits the Funds and the Adviser to enter into or amend sub-advisory agreements with unaffiliated sub-advisers without submitting the agreement to a vote of shareholders (the “Existing Relief”). A Fund that operates in this manner typically is referred to as a “Manager of Managers Fund.” The amendment to the Existing Relief would enable the Funds and the Adviser to enter into or amend sub-advisory agreements with affiliated sub-advisers, including Wholly-Owned Sub Advisers (as defined below), without submitting the sub-advisory agreement to a vote of shareholders (the “Amended Relief”).

Together, the Existing Relief and Amended Relief would permit the Funds and the Adviser to enter into and amend sub-advisory agreements with: (i) an indirect “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the Adviser for that Fund; (ii) a sister company of the Adviser for that Fund that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that indirectly or directly wholly owns the Adviser (each of (i) and (ii) a “Wholly-Owned Sub Adviser”); or (iii) sub-advisers that are not “affiliated persons” (as defined in the 1940 Act) of the Adviser, other than by reason of serving as a sub adviser to the Fund (collectively, with the Wholly-Owned Sub-Advisers, “Eligible Sub Advisers”). Under either the Existing or Amended Belief, shareholders would receive an information Statement about the Eligible Sub Adviser and sub-advisory agreement, among other things.

Many other mutual fund complexes have obtained from the SEC exemptive relief similar to the Amended Relief, which includes a condition requiring the prior shareholder approval of a policy permitting the adviser of the fund to enter into and amend any sub-advisory agreements with Wholly-Owned Sub-Advisers without shareholder approval (an “Amended Manager of Managers Arrangement”). In anticipation of the conditions imposed on other fund complexes that have obtained relief to permit an Amended Manager of Managers Arrangement, the Adviser and the Funds are asking shareholders to approve a policy allowing the Funds to operate in accordance with the Amended Manager of Managers Arrangement. However, there is no guarantee that the SEC would grant the Amended Relief.

The HSBC Euro High Yield Bond Fund (USD Hedged), HSBC Global Equity Volatility Focused Fund, HSBC Global High Income Bond Fund and HSBC Global High Yield Bond Fund previously satisfied the applicable shareholder approval conditions upon which the Amended Relief would be granted. Accordingly, these Funds are not included in this Proposal 3. These Funds would be eligible to rely on the Amended Relief, if granted, subject to satisfying the remaining conditions of the Amended Relief.

Do the Funds currently use the Existing Relief and how would this change if the Amended Relief is granted?

The exemptive order granting the Existing Relief was previously approved by shareholders of each of the Funds. Each of the Funds has reserved the ability to rely on the Existing Relief and currently is permitted to operate as a Manager of Managers Fund. However, many of the Funds currently do not use the services of a sub-adviser and, thus, do not at this time rely on the Existing Relief. If approved by shareholders and granted by the SEC, the Amended Relief would be available to these Funds, in case it is deemed appropriate in the future for any of these Funds to become a Manager of Managers Fund.

Because each of the sub-advisers was not affiliated with the Adviser at the time the Existing Relief was granted by the SEC over a decade ago, the Existing Relief was useful for the Funds during that period and under those circumstances. However, over time the use of unaffiliated sub-advisers has declined and many of the Funds, including the most recently launched Funds, have instead retained the services of Wholly-Owned Sub-Advisers, which are not covered by the Existing Relief. Currently, the HSBC Opportunity Portfolio is the only Fund that has an unaffiliated sub-adviser. The Amended Manager of Managers Arrangement therefore would modernize the Existing Relief to more appropriately reflect the current sub-advisory structure employed by the Funds.

Why am I being asked to vote on the Amended Manager of Managers Arrangement?

The Adviser is one of many regional asset managers that comprise HSBC, which is a group of global asset management companies offering investment capabilities to a broad range of investors worldwide. This unique organizational structure provides certain benefits to the Funds because it allows the Adviser to leverage the global investment platform and operations support offered by HSBC. As a result of HSBC’s global presence and scale, the Adviser has been able to expand its product offerings and offer global investment expertise to Fund shareholders. Indeed, the Adviser has added four new funds in the past year to its suite of globally-oriented funds and anticipates continuing to develop additional global funds.

The global investment network offered by HSBC has allowed the Adviser to utilize the foreign investing expertise and portfolio management services of other entities in the HSBC group of asset managers that are Wholly-Owned Sub-Advisers (“HSBC Global Asset Managers”). The Adviser has expanded its use of HSBC Global Asset Managers over the past few years to assist with the day-to-day investment management decisions of Funds that invest primarily in markets outside of the United States, which has allowed shareholders to benefit from HSBC’s global asset management expertise. Notably, with respect to each of the five most recently launched Funds, the Adviser has retained one or more HSBC Global Asset Managers located in the United Kingdom, France and Hong Kong: (i) HSBC Global Asset Management (UK); (ii) HSBC Global Asset Management (France); and (iii) HSBC Global Asset Management (Hong Kong). As the Adviser seeks to further expand the fund complex by organizing and launching new funds, it is anticipated that the Adviser will continue to utilize the valuable lineup of HSBC Global Asset Managers to assist in the management of these new funds.

Under applicable law, a Fund must call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders to appoint a Wholly-Owned Sub-Adviser. Accordingly, the Funds and the Adviser anticipate that the Amended Relief would give the Adviser additional flexibility to select, supervise and evaluate HSBC Global Asset Managers without incurring the expense and potential delay of seeking shareholder approval to utilize its investment management expertise. A Fund would therefore be able to replace an HSBC Global Asset Manager more quickly and at less cost when the Boards and the Adviser believe that a change would benefit a Fund and its shareholders, as in the case of an HSBC Global Asset Manager that is performing below expectations.

If shareholders of a Fund do not approve the Amended Manager of Managers Arrangement, the Fund will not apply to the SEC for the relief provided by the Amended Manager of Managers Arrangement and will continue to be required to obtain shareholder approval to enter into or amend sub-advisory agreements with HSBC Global Asset Managers unless otherwise permitted by the 1940 Act. The Funds and the Adviser would continue to rely on the Existing Relief with respect to unaffiliated sub-advisers regardless of whether the SEC issues the Amended Relief.

What are the expected proposed conditions of the Amended Relief?

It is expected that, under the terms of the Amended Relief, the Funds and the Adviser would continue to be subject to several conditions imposed by the SEC, some of which are currently applicable under the Existing Relief. For example, it is expected that the Funds would be required to obtain shareholder approval to enter into or modify a sub-advisory agreement with any sub-adviser other than an Eligible Sub-Adviser. In addition, any new sub-advisory agreement, or any changes to an existing advisory agreement or sub-advisory agreement, that would result in an increase in the overall advisory fee rate payable by a Fund would be required to be approved by the shareholders of the Fund. Moreover, if a sub-adviser change is proposed for an Eligible Sub-Adviser to a Fund, the Boards, including a majority of the Independent Trustees, would be required to make a finding that such change would be in the best interests of the Fund and its shareholders.

As is the case with the Existing Relief, under the expected conditions of the Amended Relief, within 90 days of entering into a new sub-advisory arrangement, a Fund would be required to provide shareholders with an information statement that contains information about the sub-adviser and sub-advisory agreement, among other things. The Amended Relief would also provide that a majority of the Boards must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then-existing Independent Trustees.

What did the Boards consider in approving the proposed Amended Manager of Managers Arrangement?

In determining whether to approve the proposed Amended Manager of Managers Arrangement and to recommend approval of such arrangement to the shareholders, the Boards considered certain information and representations provided by the Adviser as well as their experience with the Adviser, the Adviser’s strategy for continued growth of its mutual fund business and the capabilities and operations of HSBC Global Asset Managers. In addition, the Independent Trustees were advised by independent legal counsel with respect to these matters.

The Boards considered the benefits associated with providing the Adviser and the Boards with additional flexibility to recommend, supervise and evaluate sub-advisers, including HSBC Global Asset Managers, that are best suited to the Funds’ needs without incurring the unnecessary delay or expense of obtaining shareholder approval. The Boards also considered that the proposed arrangement could lead to additional operating efficiencies in the future. The Boards considered the Adviser’s recommendation that the Boards approve the arrangement because it was in the best interests of the Funds and their shareholders to have access to this flexibility. In addition, the Boards considered that the Amended Relief has been the subject of numerous prior exemptive applications and the conditions for the SEC granting this type of exemptive relief have become well established since the SEC began granting the Amended Relief such that the relief was very likely to be obtained from the SEC.

If the Amended Relief is granted by the SEC, the Boards would continue to be required to provide oversight of the sub-adviser selection and engagement process, which includes evaluating and considering for approval all new or amended sub-advisory agreements for HSBC Global Asset Managers. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Boards would continue to be required to review and consider annually the renewal of any sub-advisory agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Adviser and the sub-adviser will continue to have a legal duty to provide to the Board such pertinent information as may be reasonably necessary for the Board to consider the terms of the sub-advisory agreement.

Shareholder approval of this Proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to the Adviser. Any future increase in the investment management fee paid to the Adviser by the Funds would continue to require shareholder approval. If shareholders approve this Proposal, the Adviser, pursuant to the current advisory contracts and other agreements, will continue to provide the same level of management and administrative services to the Funds as it is currently providing. For each Fund that uses one or more sub-advisers, the Adviser will continue to pay (or cause to be paid) a portion of the management fee it receives from the Fund to the Fund’s sub-adviser(s).

What is the required vote for Proposal 3?

Approval of this Proposal requires a 1940 Act Majority Vote of each Fund voting separately. All shareholders of all classes of shares of a Fund will vote together as a single class on this Proposal.

BOARD RECOMMENDATION

THE BOARDS OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMEND A VOTE “FOR” THE APPROVAL OF THE AMENDED MANAGER OF MANAGERS
ARRANGEMENT

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PROPOSAL 4

APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

All Funds
(except HSBC Euro High Yield Bond Fund (USD Hedged))

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What are shareholders being asked to approve?

Fundamental investment policies of mutual funds (such as the Funds) are generally those that may be modified or eliminated only with the approval of a 1940 Act Majority Vote. In contrast, investment policies that are non-fundamental may be modified or eliminated by action of the Boards, without separate shareholder action.

The 1940 Act requires all mutual funds to adopt “fundamental” investment policies with respect to several specific types of activities, including a Fund’s ability to: (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires funds to state whether they are diversified or non-diversified, as those terms are defined in the 1940 Act. The 1940 Act permits a fund to designate any other of its policies as fundamental policies, as the fund deems necessary or desirable.

The Boards have reviewed the Funds’ current fundamental investment policies and have recommended that several of the current fundamental investment policies be amended in order to promote greater uniformity of fundamental investment policies across all of the Funds; simplify and modernize the fundamental investment policies to reflect current regulatory requirements; and increase the investment flexibility of the Funds.

Why are shareholders being asked to approve changes to the Funds’ fundamental investment policies?

As described more fully in each individual Proposal below, many of the Funds’ investment policies are more prohibitive than what is currently required by the 1940 Act and the rules and regulations thereunder. Many of the Funds’ current fundamental investment policies can be traced back to federal or state securities law requirements that were in effect when the Funds were organized. These policies have subsequently been made less restrictive or are no longer applicable to the Funds. For example, the National Securities Markets Improvement Act of 1996 (“NSMIA”) preempted many investment policies formerly imposed by state securities laws and regulations, so those state requirements no longer apply. As a result, the current fundamental investment policies unnecessarily limit the investment strategies available to the Adviser and sub-advisers in managing each Fund’s assets and result in operating inefficiencies and costs, which are ultimately borne by the Funds’ shareholders.

In general, the proposed changes are intended to provide the Funds with more investment flexibility and to allow the Funds to operate more efficiently within the limits of the 1940 Act. These revisions are expected to give the Funds greater flexibility to take advantage of, and react to, changes in financial markets and new investment vehicles. The Adviser believes that its ability to manage the Funds’ portfolios in a changing regulatory or investment environment will be enhanced. Furthermore, by making the fundamental policies of all Funds consistent where it is possible to do so, monitoring compliance would be streamlined and more efficient. A more uniform set of fundamental investment policies across all of the Funds would also facilitate Fund comparisons by shareholders and could facilitate fund reorganizations, including without a shareholder vote. Due to these and other factors, the Boards recommend that shareholders approve certain changes to the Funds’ current fundamental investment policies.

Generally, only those investment policies that the 1940 Act specifically requires to be fundamental are proposed to remain fundamental investment policies of the Fund. However, shareholders are being asked to approve amendments to these fundamental investment policies, as set forth in Proposals 4.A – 4.H. Investment policies that are currently deemed fundamental by a Fund, but which the 1940 Act does not require to be fundamental, are proposed to be eliminated entirely. The fundamental investment policies that are proposed to be eliminated entirely are addressed in Proposals 4.I – 4.P.

What effect will the proposed changes to the Funds’ investment policies have on the Funds?

While this Proposal is intended to provide the Adviser and sub-advisers with greater flexibility in managing each Fund’s portfolio, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act, as well as the investment objectives, strategies, and policies stated in each Fund’s Prospectus and/or Statement of Additional Information (“SAI”). Importantly, neither the Adviser nor any sub-adviser presently intends to alter the way in which they currently manage any of the Funds, nor do they believe that the proposed changes will, either individually or in the aggregate, materially affect the investment risks currently associated with any Fund. No material change would be made to the manner in which a Fund currently invests or operates without prior Board approval and an appropriate amendment or supplement to the Fund’s Prospectus and/or SAI, which would be communicated to shareholders, if necessary.

Should a Fund’s shareholders not approve a specific Proposal to amend or eliminate a particular fundamental investment policy, the Fund’s current fundamental investment policy would continue to apply. If Proposal 2 is approved for a Trust, the Fund(s) of that Trust will reorganize into corresponding New Funds with the fundamental policies as adopted (or not) under this Proposal.

All of the Funds’ current fundamental investment policies are set forth below for comparative purposes with the Proposals.

What is the required vote for Proposal 4?

Approval of this Proposal requires a 1940 Act Majority Vote of each Fund voting separately. Shareholders of all classes of shares of a Fund will vote together as a single class on this Proposal.

PROPOSAL 4.A—BORROWING

The current and proposed fundamental investment policy regarding borrowing for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value.

The Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding borrowing for the HSBC U.S. Treasury Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] issue senior securities, borrow money or pledge or mortgage its assets, except the Fund may borrow from banks up to 33 1/3% of the current value of the total assets of the Fund and pledge up to 33 1/3% of its assets to secure such borrowings.

The Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding borrowing for the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global High Yield Bond Fund, HSBC Global High Income Bond Fund and HSBC Global Equity Volatility Focused Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The Fund will not] borrow money, except to the extent permitted under the 1940 Act.	The Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding borrowing for the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that [the Fund] maintains asset coverage of at least 300% for all such borrowings.

The Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding borrowing for the HSBC Opportunity Fund, HSBC Opportunity Fund (Advisor) and HSBC Opportunity Portfolio is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund/Portfolio will not] borrow money or mortgage or hypothecate assets of [the Fund/Portfolio], except that in an amount not to exceed 1/3 of the current value of [the Fund’s/Portfolio’s] net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

The [Fund/Portfolio] may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

Discussion of Proposed Modification

Mutual funds are limited in the amount they may borrow by the 1940 Act. Currently, the 1940 Act permits a fund to borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. One exception is that a fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund’s total assets.

The proposed fundamental policy would permit a Fund to borrow to the full extent permitted by the 1940 Act and the rules and regulations thereunder and would enable the Fund to conform its borrowing policy to future changes in the 1940 Act that govern borrowing by mutual funds without further action by shareholders or the Boards.

However, even if permitted by law, a Fund’s borrowing would only occur if it would be consistent with disclosure in the Fund’s Prospectus and SAI and Board-approved borrowing policies.

Approval of this Proposal is not expected to change the way in which a Fund is currently managed. Therefore, the Adviser does not currently anticipate that amending the current restriction will result in additional material risk to the Funds. However, because the proposed fundamental investment policy would provide each Fund with additional flexibility with respect to borrowing, to the extent that a Fund uses such flexibility in the future, the Fund may become subject to a greater degree to the risks associated with borrowing. Importantly, no material change would be made to the manner in which a Fund currently invests or operates without prior Board approval and an appropriate amendment or supplement to the Fund’s prospectus and/or SAI, which would be communicated to shareholders, if necessary.

To the extent that any borrowing made by a Fund involves leveraging (i.e., borrowing for investment purposes), the Fund may be subject to the risk that if the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect of any changes in the market value of a Fund’s portfolio securities on the Fund’s net asset value per share and may increase the volatility of the Fund. Leverage tends to increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. In addition, any money borrowed will be subject to interest and other costs, which may raise the overall expenses of a Fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return a Fund receives from the securities purchased with the borrowed amount.

With respect to those Funds for which the proposed fundamental investment policy is substantially the same as the current fundamental investment policy, the proposed changes are intended to lead to more uniformity and assist in monitoring compliance with this policy.

PROPOSAL 4.B—SENIOR SECURITIES

The current and proposed fundamental investment policy regarding senior securities for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating [the investment restriction] above.

The Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding senior securities for the HSBC U.S. Treasury Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] issue senior securities, borrow money or pledge or mortgage its assets, except the Fund may borrow from banks up to 33 1/3% of the current value of the total assets of the Fund and pledge up to 33 1/3% of its assets to secure such borrowings.

The Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding senior securities for the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global High Yield Bond Fund, HSBC Global High Income Bond Fund and HSBC Global Equity Volatility Focused Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The Fund will not] issue any senior securities, except as permitted under the 1940 Act.	The Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding senior securities for the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The Fund will not] issue senior securities, except as permitted under the 1940 Act.	The Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding senior securities for the HSBC Opportunity Fund, HSBC Opportunity Fund (Advisor) and HSBC Opportunity Portfolio is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund/Portfolio will not] issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

The [Fund/Portfolio] may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

Discussion of Proposed Modification

The 1940 Act prohibits investment companies from issuing “senior securities,” except for borrowings where certain conditions are met. In addition, under the 1940 Act, certain types of transactions entered into by a fund, including reverse repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered forms of indebtedness having priority over shareholders to fund assets in liquidation and, therefore, may be considered to be senior securities. Currently, these activities are permissible investments under the 1940 Act so long as certain collateral or coverage requirements designed to protect shareholders are met.

The proposed changes would simplify the current fundamental investment policies. For example, with respect to the HSBC Opportunity Fund, HSBC Opportunity Fund (Advisor) and HSBC Opportunity Portfolio, the fundamental policy currently specifies that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this policy. Because this exception is consistent with the 1940 Act, it would not be required if the fundamental policy is revised as proposed. As a result, the proposed fundamental policy would not change the current restrictions for these Funds, because in each case, the Fund would continue to be subject to the limitation on issuing senior securities and may engage in such other activities only to the extent permitted by applicable law.

Approval of this Proposal is not expected to change the way in which a Fund is currently managed. Therefore, the Adviser does not currently anticipate that amending the current restriction will result in additional material risk to the Funds. However, because the proposed fundamental investment policy would provide each Fund with additional flexibility with respect to the issuance of senior securities, to the extent that a Fund uses such flexibility in the future, the Fund may become subject to a greater degree to the risks associated with the issuance of senior securities. Importantly, no material change would be made to the manner in which a Fund currently invests or operates without prior Board approval and an appropriate amendment or supplement to the Fund’s prospectus and/or SAI, which would be communicated to shareholders, if necessary.

To the extent a Fund engages in transactions that may be interpreted as resulting in the issuance of senior securities, the Fund would be subject to the risks associated with leveraging. Leveraging, including borrowing, may cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so.

With respect to those Funds for which the proposed fundamental investment policy is substantially the same as the current fundamental investment policy, the proposed changes are intended to lead to more uniformity and assist in monitoring compliance with this policy.

PROPOSAL 4.C—UNDERWRITING

The current and proposed fundamental investment policy regarding underwriting for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The Fund may not] underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund.	The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

The current and proposed fundamental investment policy regarding underwriting for the HSBC U.S. Treasury Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] underwrite securities of other issuers, [except] to the extent that the purchase of municipal obligations, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting.

The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

The current and proposed fundamental investment policy regarding underwriting for the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global High Yield Bond Fund, HSBC Global High Income Bond Fund and HSBC Global Equity Volatility Focused Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] act as underwriter of securities within the meaning of the 1933 Act, except insofar as [it] might be deemed to be [an underwriter] upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities.

The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

The current and proposed fundamental investment policy regarding underwriting for the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] underwrite the securities of other issuers (except to the extent that [the Fund] may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities).

The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

The current and proposed fundamental investment policy regarding underwriting for the HSBC Opportunity Fund, HSBC Opportunity Fund (Advisor) and HSBC Opportunity Portfolio is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund/Portfolio will not] underwrite securities issued by other persons, except insofar as [the Fund/Portfolio] may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

The [Fund/Portfolio] may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

Discussion of Proposed Modification

Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of reselling such securities to the public. However, a fund may purchase securities in a private transaction for investment purposes and later sell such securities to institutional or other investors. In these circumstances, a fund may be considered to be within the technical definition of an underwriter under the federal securities laws notwithstanding the fact that the fund does not hold itself out as being engaged in the business of underwriting. Under the Securities Act of 1933, as amended (the “1933 Act”), an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

The current fundamental policy for each Fund permits the Fund to resell restricted securities, and the proposed fundamental investment policy would not change this. The proposed fundamental investment policy clarifies that purchases and sales of restricted securities will be permitted even if a Fund could be deemed an underwriter due to a purchase or sale.

PROPOSAL 4.D—INDUSTRY CONCENTRATION

The current and proposed fundamental investment policy regarding industry concentration for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry.

The Fund may not “concentrate” its investments in any one industry (excluding the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such investments), except to the extent permitted under the 1940 Act and the rules and regulations thereunder; provided, however, that the Fund may invest without limitation in U.S. dollar-denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The current and proposed fundamental investment policy regarding industry concentration for the HSBC U.S. Treasury Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] purchase securities other than direct obligations of the U.S. Treasury or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the U.S. Treasury Fund which may be invested in the securities of any one issuer of such obligations).

The Fund may not “concentrate” its investments in any one industry (excluding the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such investments), except to the extent permitted under the 1940 Act and the rules and regulations thereunder; provided, however, that the Fund may invest without limitation in U.S. dollar-denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The current and proposed fundamental investment policy regarding industry concentration for the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Total Return Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] purchase any securities, which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

The Fund may not “concentrate” its investments in any one industry (excluding the U.S. Government, its agencies or instrumentalities and repurchase agreement collateralized by such investments), except to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding industry concentration for the HSBC Global High Yield Bond Fund and HSBC Global High Income Bond Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] purchase any securities, which would cause more than 25% of the value of a Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

The Fund may not “concentrate” its investments in any one industry (excluding the U.S. Government, its agencies or instrumentalities and repurchase agreement collateralized by such investments), except to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding industry concentration for the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of [the Fund’s] total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when [the Fund] adopts a temporary defensive position.

The Fund may not “concentrate” its investments in any one industry (excluding the U.S. Government, its agencies or instrumentalities and repurchase agreement collateralized by such investments), except to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding industry concentration for the HSBC Opportunity Fund, HSBC Opportunity Fund (Advisor) and HSBC Opportunity Portfolio is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund/Portfolio will not] concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of [the Fund’s/Portfolio’s] investment objective(s), up to 25% of its total assets may be invested in any one industry.

The [Fund/Portfolio] may not “concentrate” its investments in any one industry (excluding the U.S. Government, its agencies or instrumentalities and repurchase agreement collateralized by such investments), except to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding industry concentration for the HSBC Asia ex-Japan Smaller Companies Equity Fund and HSBC Global Equity Volatility Focused Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] purchase any securities, which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) to the extent that an industry represents 20% or more of the Fund’s then-current benchmark index at the time of investment, the Fund may invest up to 35% of its assets in that industry; (b) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

The Fund may not “concentrate” its investments in any one industry (excluding the U.S. Government, its agencies or instrumentalities and repurchase agreement collateralized by such investments), except to the extent permitted under the 1940 Act and the rules and regulations thereunder; provided, however, that the Fund may invest up to 35% of its total assets in the securities of issuers in a particular industry if, at the time of investment, that industry represents 20% or more of the Fund’s then-current benchmark index.

The current and proposed fundamental investment policy regarding industry concentration for the HSBC Frontier Markets Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will, under normal market conditions,] invest more than 25% of its total assets (measured at the time of purchase) in the financial services group of industries. The Fund may not, however, concentrate its investments in any other industry or group of industries outside of the financial services group of industries, except that this limit does not apply to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, or (ii) repurchase agreements secured by the instruments described in clause (i).

The Fund may not “concentrate” its investments in any one industry (excluding the U.S. Government, its agencies or instrumentalities and repurchase agreement collateralized by such investments), except to the extent permitted under the 1940 Act and the rules and regulations thereunder; provided, however, that the Fund will, under normal market conditions, concentrate its investments in the securities of issuers in the financial services group of industries.

Discussion of Proposed Modification

Each Fund currently has, and will continue to have, a fundamental investment policy that specifies whether the Fund may concentrate its investments in any one industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) normally constitutes concentration. It is possible that this interpretation of concentration could change in the future. If this interpretation were to change, the Funds would not be able to change their concentration policies without seeking shareholder approval. Accordingly, the proposed fundamental investment policy would give each Fund the flexibility to take advantage of any future changes in the legal definition or interpretation of “concentration” under the 1940 Act without the Boards or shareholders taking further action. Additionally, the proposed changes are intended to create uniformity across all Funds included in this Proxy Statement, to the extent possible.

For certain Funds, including the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Total Return Fund, HSBC Global High Yield Bond Fund, HSBC Global High Income Bond Fund , HSBC Asia ex-Japan Smaller Companies Equity Fund and HSBC Global Equity Volatility Focused Fund, the revised policy will remove references to any classification of issuers as being in certain industries, or any classification of industry treatment (such as how utilities or wholly-owned finance companies are treated), and instead will be interpreted to permit the Adviser or a sub-adviser to analyze the characteristics of a particular issuer and instrument and assign an industry classification consistent with those characteristics. The Adviser also would be able to consider industry classifications provided by third parties, and the classifications applied to Fund investments would be informed by applicable law.

The SEC Staff has taken the position that money market funds may reserve the right to invest without limit in obligations of banks. The proposed fundamental policies for the HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund, will clarify that these Funds reserve the ability to invest without limit in obligations of U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks. To the extent that a Fund invests in securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, the Fund’s performance will be susceptible to the risks associated with the financial services sector. The financial services sector is highly dependent on the supply of short-term financing, and the value of securities of issuers in the banking and financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. The proposed fundamental policy for the HSBC U.S. Treasury Money Market Fund would also permit the Fund to invest in securities other than obligations of the U.S. Treasury or repurchase agreements pertaining thereto. However, under normal market conditions, the HSBC U.S. Treasury Money Market Fund intends to invest exclusively in direct obligations of the U.S. Treasury.

Approval of this Proposal is not expected to change the way in which a Fund is currently managed. Therefore, the Adviser does not currently anticipate that amending the current restriction will result in additional material risk to the Funds. However, because the proposed fundamental investment policy would provide each Fund with additional flexibility with respect to concentrating its assets in a particular industry, to the extent that a Fund uses such flexibility in the future, the Fund may become subject to a greater degree to the risks associated with investments in particular industries. Concentrating Fund investments in a limited number of issuers conducting business in the same industry would subject the Fund to a greater risk of loss as a result of adverse economic, political, regulatory or market conditions affecting that industry than if its investments were not so concentrated. Importantly, no material change would be made to the manner in which a Fund currently invests or operates without prior Board approval and an appropriate amendment or supplement to the Fund’s prospectus and/or SAI, which would be communicated to shareholders, if necessary.

PROPOSAL 4.E—REAL ESTATE

The current and proposed fundamental investment policy regarding real estate for the HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities).

The Fund may purchase or sell real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding real estate for the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global High Yield Bond Fund, HSBC Global High Income Bond Fund and HSBC Global Equity Volatility Focused Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] purchase or sell real estate, provided that [the Fund] may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

The Fund may purchase or sell real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding real estate for the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] purchase or sell real estate, although [the Fund] may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate.

The Fund may purchase or sell real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding real estate for the HSBC Opportunity Fund, HSBC Opportunity Fund (Advisor) and HSBC Opportunity Portfolio is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund/Portfolio will not] purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that [the Fund/Portfolio] may hold and sell, for [the Fund’s/Portfolio’s] portfolio, real estate acquired as a result of [the Fund’s/Portfolio’s] ownership of securities).

The [Fund/Portfolio] may purchase or sell real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and the rules and regulations thereunder.

Discussion of Proposed Modification

The proposed fundamental investment policy would provide the Funds with greater flexibility with respect to investments in real estate. For example, the proposed fundamental investment policy would permit a Fund to acquire real estate limited partnerships, to the extent consistent with the Fund’s investment objectives, strategies and policies as stated in the Fund’s Prospectus and/or SAI. The proposed fundamental investment policy would also enable the Funds to take advantage of future changes in the 1940 Act. The proposed fundamental policy would permit the Funds to hold and sell real estate acquired by a Fund as a result of owning a security or other instrument. This revision is intended to clarify the Funds’ authority to take appropriate action in the event that a Fund obtains an ownership interest in real estate as a result of a holding in a security. For example, certain debt securities in which a Fund may invest may be secured by real estate. In such a situation, if the issuer of the debt security were to default on its obligations, the Fund may become the owner of the real estate securing the debt obligation.

With respect to the HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund, HSBC U.S. Treasury Money Market Fund, HSBC Opportunity Fund, HSBC Opportunity Fund (Advisor) and HSBC Opportunity Portfolio, the current fundamental investment policy prohibits investing in oil, gas or other mineral leases. There is no federal requirement for such a fundamental investment restriction. It is based on laws and regulations of several states that are no longer applicable. Therefore, removing this restriction would provide these Funds with greater investment flexibility to engage in otherwise permissible activities to the full extent provided for under the 1940 Act.

Approval of this Proposal is not expected to change the way in which a Fund is currently managed. Therefore, the Adviser does not currently anticipate that amending the current restriction will result in additional material risk to the Funds. However, because the proposed fundamental investment policy would provide each Fund with additional flexibility with respect to investments in real estate or securities backed by or related to real estate, to the extent that a Fund uses such flexibility in the future, the Fund may become subject to a greater degree to the risks associated with investments in real estate. Importantly, no material change would be made to the manner in which a Fund currently invests or operates without prior Board approval and an appropriate amendment or supplement to the Fund’s prospectus and/or SAI, which would be communicated to shareholders, if necessary.

Investments in real estate or securities backed by or related to real estate are subject to the risks of the real estate industry, which has historically been cyclical and particularly sensitive to economic downturns. Investments in real estate or securities backed by or related to real estate include other risks, such as relative illiquidity, difficulties in valuation and greater price volatility. The risks associated with these investments also include: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); changes in real estate values and rental income; rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other laws; regulatory limitations on rents; property taxes; operating expenses; overbuilding; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events such as earthquakes, hurricanes and terrorist acts. Any such investment that is linked to the value of a real estate investment trust (“REIT”) is subject to additional risk, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the tax laws.

PROPOSAL 4.F—COMMODITIES

The current and proposed fundamental investment policy regarding commodities for the HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities).

The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding commodities for the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global High Yield Bond Fund, HSBC Global High Income Bond Fund and HSBC Global Equity Volatility Focused Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] purchase or sell commodities or commodity contracts, except that [the Fund] may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding commodities for the HSBC Total Return Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] purchase or sell commodities or commodity contracts, except that the Fund may deal in forward and non-deliverable forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding commodities for the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The Fund will not] invest in physical commodities or contracts on physical commodities.

The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding commodities for the HSBC Opportunity Fund, HSBC Opportunity Fund (Advisor) and HSBC Opportunity Portfolio is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund/Portfolio will not] purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for [the Fund’s/Portfolio’s] portfolio, real estate acquired as a result of [the Fund’s/Portfolio’s] ownership of securities).

The [Fund/Portfolio] may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

Discussion of Proposed Modification

With respect to the HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund, HSBC U.S. Treasury Money Market Fund, Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund, the current fundamental investment policy regarding commodities prohibits such Funds from investing in commodities or commodities contracts. Each other Fund has a fundamental investment policy that limits the Fund’s ability to invest in commodities or commodity contracts.

These restrictions are unduly restrictive because the 1940 Act permits a fund to invest in commodities, as well as financial instruments or derivatives that may be deemed to be commodities or commodities interests. The financial instruments or derivatives that may be deemed to be commodities or commodities interests are broader than those explicitly carved out as exceptions in certain Funds’ current fundamental investment policies.

Consistent with the requirements of the 1940 Act, the proposed fundamental policy would not limit the Funds’ ability to purchase or sell commodities as well as derivatives that have a value tied to the value of a commodity, financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, certain swaps, options, futures contracts and options on futures contracts. Such investments are generally accepted under modern investment management and are regularly used by many mutual funds and institutional investors. Accordingly, the proposed fundamental investment policy would permit each of these Funds to purchase or sell commodities and contracts, instruments and interests relating to commodities to the fullest extent permitted by the 1940 Act, in accordance with the Fund’s investment objectives, strategies and policies as stated in the Fund’s Prospectus and SAI. Furthermore, the proposed changes are intended to create a uniform fundamental investment policy regarding commodities across all Funds included in this Proxy Statement.

Approval of this Proposal is not expected to change the way in which a Fund is currently managed. Therefore, the Adviser does not currently anticipate that amending the current restriction will result in additional material risk to the Funds. However, because the proposed fundamental investment policy would provide each Fund with additional flexibility with respect to investments in commodities, to the extent that a Fund uses such flexibility in the future, the Fund may become subject to a greater degree to the risks associated with investments in commodities and derivatives that may be deemed to be commodities or commodities interests. Importantly, no material change would be made to the manner in which a Fund currently invests or operates without prior Board approval and an appropriate amendment or supplement to the Fund’s prospectus and/or SAI, which would be communicated to shareholders, if necessary.

While several of the Funds may already invest in derivatives, the proposed fundamental policy may expand the types of derivatives in which those Funds may invest and may allow Funds that could not previously invest in certain types of derivatives to invest in such derivatives for the first time, if such investments are otherwise in accordance with the Funds’ investment objective and strategies.

To the extent a Fund invests in derivative instruments, it will be exposed to additional risks. Risks of derivative instruments include: (i) the risk that the derivative is not well correlated with the security, index or currency to which it relates; (ii) the risk that derivatives may result in losses or missed opportunities; (iii) the risk that a Fund will be unable to sell the derivative because of an illiquid secondary market; (v) the risk that a counterparty is unwilling or unable to meet its obligation; (vi) the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions; (vii) and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. In addition, the values of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors, including overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargo or political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional investments.

PROPOSAL 4.G—LOANS

The current and proposed fundamental investment policy regarding loans for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund’s net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this [investment], the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

The Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding loans for the HSBC U.S. Treasury Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The Fund may not] make loans or lend its portfolio securities.	The Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding loans for the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund , HSBC Global High Yield Bond Fund, HSBC Global High Income Bond Fund and HSBC Global Equity Volatility Focused Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

The Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding loans for the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund will not] make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with [the Fund’s] investment objective and policies.

The Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The current and proposed fundamental investment policy regarding loans for the HSBC Opportunity Fund, HSBC Opportunity Fund (Advisor) and HSBC Opportunity Portfolio is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund/Portfolio will not] make loans to other persons except: (a) through the lending of [the Fund’s/Portfolio’s] portfolio securities and provided that any such loans not exceed 30% of [the Fund’s/Portfolio’s] total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

The [Fund/Portfolio] may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

Discussion of Proposed Modification

Current SEC guidance limits the amount of loans a fund may invest in to one-third of the fund’s total assets, except through the purchase of debt obligations or the use of repurchase agreements. The current fundamental investment policy of each Fund is consistent with, or does not exceed, this limitation. However, the proposed fundamental investment policy will enable the Funds to take advantage of future changes in the 1940 Act, if any. The proposed fundamental investment policy would also permit each Fund to engage in all forms of lending, including securities lending, to the extent permitted by the 1940 Act and by applicable regulatory guidance.

Approval of this Proposal is not expected to change the way in which a Fund is currently managed. Therefore, the Adviser does not currently anticipate that amending the current restriction will result in additional material risk to the Funds. However, because the proposed fundamental investment policy would provide each Fund with additional flexibility with respect to its lending practices, to the extent that a Fund uses such flexibility in the future, the Fund may become subject to a greater degree to the risks associated with lending practices. Importantly, no material change would be made to the manner in which a Fund currently invests or operates without prior Board approval and an appropriate amendment or supplement to the Fund’s prospectus and/or SAI, which would be communicated to shareholders, if necessary.

Funds can generate income from lending portfolio securities, although there are risks involved. To the extent a Fund engages in lending, the Fund may experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower fail financially, each of which could result in losses to the Fund.

PROPOSAL 4.H—DIVERSIFICATION

The current and proposed fundamental investment policy regarding diversification for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund] is a money market fund that must comply with the requirements of the SEC’s Rule 2a-7 under the 1940 Act and, by virtue of compliance with the diversification requirements of Rule 2a-7, is deemed to have satisfied the diversification requirements of the 1940 Act.

[The Fund may not] purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund.

The Fund is a “diversified company,” as that term is defined in the 1940 Act.

The current and proposed fundamental investment policy regarding diversification for the HSBC U.S. Treasury Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund] is a money market fund that must comply with the requirements of the SEC’s Rule 2a-7 under the 1940 Act and, by virtue of compliance with the diversification requirements of Rule 2a-7, is deemed to have satisfied the diversification requirements of the 1940 Act.

The Fund is a “diversified company,” as that term is defined in the 1940 Act.

The current and proposed fundamental investment policy regarding diversification for the HSBC Frontier Markets Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global High Yield Bond Fund, HSBC Global High Income Bond Fund and HSBC Global Equity Volatility Focused Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The Fund] is “diversified,” within the meaning of the 1940 Act.	The Fund is a “diversified company,” as that term is defined in the 1940 Act.

The current and proposed fundamental investment policy regarding diversification for the Aggressive Strategy Fund Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The Fund] is “diversified,” as defined by the 1940 Act.	The Fund is a “diversified company,” as that term is defined in the 1940 Act.

The current and proposed fundamental investment policy regarding diversification for the HSBC Opportunity Fund, HSBC Opportunity Fund (Advisor) and HSBC Opportunity Portfolio is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The Fund will not] with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.	The [Fund/Portfolio] is a “diversified company,” as that term is defined in the 1940 Act.

Discussion of Proposed Modification

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is “diversified” or “non-diversified,” as those terms are defined in the 1940 Act. A diversified fund may not, with respect to 75% of its total assets: (i) invest more than 5% of its total assets in the securities of one issuer, or (ii) hold more than 10% of the outstanding securities of such issuer (the “75% test”). Under the 1940 Act, a “non-diversified” fund is any fund that is not considered diversified and is not, therefore, constrained by the 75% test. The HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Total Return Fund are non-diversified.

No change is being proposed to a Fund’s designation as a diversified or non-diversified Fund. Instead, the proposed change would modify the Funds’ fundamental investment policies regarding each Fund’s sub-classification under the 1940 Act to rely on the definitions of the terms “diversified” and “non-diversified” in the 1940 Act rather than stating, in the case of the HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund, HSBC Opportunity Fund, HSBC Opportunity Fund (Advisor) and HSBC Opportunity Portfolio, the relevant percentage limitations expressed under current law. Thus, the proposed fundamental policy will apply the requirements of the 1940 Act, as they may be amended from time to time, to each diversified Fund without the Boards or shareholders taking further action. Furthermore, the proposed changes are intended to create a more uniform diversification fundamental investment policy across all diversified Funds included in this Proxy Statement.

With respect to those Funds for which the proposed fundamental investment policy is substantially the same as the current fundamental investment policy, the proposed changes are intended to lead to more uniformity and assist in monitoring compliance with this policy.

Approval of this Proposal is not expected to change the way in which a Fund is currently managed. Therefore, the Adviser does not currently anticipate that amending the current restriction will result in additional material risk to the Funds. The Funds would remain subject to the same limitations on their investments under the definition of “diversified” and “non-diversified” as embodied in the Funds’ current fundamental investment policies, as well as to any additional restrictions on concentration under the 1940 Act (as discussed in Proposal 4.D) or other fundamental investment policies of the Funds. Importantly, a Fund’s status as a “diversified” fund would continue to be changeable only by the vote of a majority of the outstanding voting securities as defined in the 1940 Act.

PROPOSAL 4.I—PLEDGING, MORTGAGING AND HYPOTHECATING

The current and proposed fundamental investment policy regarding pledging, mortgaging and hypothecating for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The Fund may not] pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value).	It is proposed that the fundamental investment restriction on pledging, mortgaging and hypothecating a Fund’s assets be eliminated in its entirety.

The current and proposed fundamental investment policy regarding pledging, mortgaging and hypothecating for the HSBC U.S. Treasury Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] issue senior securities, borrow money or pledge or mortgage its assets, except the Fund may borrow from banks up to 33 1/3% of the current value of the total assets of the Fund and pledge up to 33 1/3% of its assets to secure such borrowings.

It is proposed that the fundamental investment restriction on pledging, mortgaging and hypothecating a Fund’s assets be eliminated in its entirety.

Reasons for the Elimination of the Fundamental Investment Policy

The restriction on pledging, mortgaging and hypothecating a portfolio’s assets was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds’ fundamental investment restrictions. The Funds’ current limits on pledging may conflict with each Fund’s ability to borrow money to meet redemption requests or for other purposes. This conflict arises because banks may require borrowers such as the Funds to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Funds’ current policies, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Funds may borrow in these situations.

Elimination of this fundamental investment policy is not expected to change the way in which these Funds are currently managed. Therefore, the Adviser does not currently anticipate that removing the current restriction will result in additional material risk to the Funds. However, because the elimination of this fundamental investment policy would provide each Fund with additional flexibility with respect to pledging, mortgaging and hypothecating a Fund’s assets, to the extent that a Fund uses such flexibility in the future, the Fund may become subject to a greater degree to the risks associated with these investment activities. Importantly, no material change would be made to the manner in which a Fund currently invests or operates without prior Board approval and an appropriate amendment or supplement to the Fund’s prospectus and/or SAI, which would be communicated to shareholders, if necessary.

To the extent a Fund engages in pledging in connection with borrowing money for redemptions or other purposes, the Fund may be subject to risks associated with pledging or otherwise encumbering Fund asset. For instance, a Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets. The elimination of the existing fundamental investment policy would allow the Fund greater flexibility to secure borrowings. With greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent in borrowing, such as the potential for reduced total return and increased volatility of net asset value. Additionally, the Fund may also be forced to sell securities at inopportune times to repay loans. In any event, the Funds’ current borrowing limits would remain consistent with limits prescribed under the 1940 Act, as more fully described in Proposal 4.A, above.

PROPOSAL 4.J—INVESTMENTS FOR CONTROL

The current and proposed fundamental investment policy regarding investments for control for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The Fund may not] invest for the purpose of exercising control or management.	It is proposed that the fundamental investment policy on investments made for the purposes of exercising control over, or management of, the issuer be eliminated in its entirety.

Reasons for the Elimination of the Fundamental Investment Policy

The investment policy on investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds’ investment policies. The proposed removal of this fundamental investment policy may simplify the Funds’ compliance requirements and may provide the Adviser additional flexibility in the future to invest the Funds’ assets, consistent with applicable law and the Funds’ investment objectives and policies. In addition, removal of the policy may facilitate communications between Adviser and the management of portfolio companies that may be in the best interests of Fund shareholders.

PROPOSAL 4.K—INVESTMENTS IN OTHER INVESTMENT COMPANIES

The current and proposed fundamental investment policy regarding investments in other investment companies for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this [investment restriction], securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein).

It is proposed that the fundamental investment restriction on investments in other investment companies be eliminated in its entirety.

Reasons for the Elimination of the Fundamental Investment Policy

The HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund have a current fundamental investment policy that prohibits the Fund from investing in other open-end investment companies. This restriction is more prohibitive than the rules and regulations under the 1940 Act and applicable guidance by the SEC and its staff, which do not require a fund to adopt such a provision as a fundamental investment policy. If the proposal is approved by shareholders, the Funds would remain subject to the limitations on investments in other investment companies imposed on all mutual funds under the 1940 Act.

Elimination of this fundamental investment policy is not expected to change the way in which these Funds are currently managed. Therefore, the Adviser does not currently anticipate that removing the current restriction will result in additional material risk to these Funds. However, because the proposed fundamental investment policy would provide each Fund with additional flexibility with respect to investments in other investment companies, to the extent that a Fund uses such flexibility in the future, the Fund may become subject to a greater degree to the risks associated with investments in other investment companies. Importantly, no material change would be made to the manner in which a Fund currently invests or operates without prior Board approval and an appropriate amendment or supplement to the Fund’s prospectus and/or SAI, which would be communicated to shareholders, if necessary.

To the extent a Fund invests in securities of other investment companies, the Fund may incur duplication of advisory fees and certain other expenses. By investing in another investment company, an investor becomes a shareholder of that investment company. As a result, a Fund’s shareholders indirectly will bear the underlying fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses a Fund’s shareholders directly bear in connection with a Fund’s own operations.

PROPOSAL 4.L—ILLIQUID SECURITIES

The current and proposed fundamental investment policy regarding investments in illiquid securities for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] taken together with any investments described in [the investment restriction] below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days.

[The Fund may not] taken together with any investments described in [the investment restriction] above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days).

It is proposed that the fundamental investment policies regarding investments in illiquid securities be eliminated in its entirety.

The current and proposed fundamental investment policy regarding investments in illiquid securities for the HSBC U.S. Treasury Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] invest an amount equal to 10% or more of the value of its net assets in investments which are illiquid (including repurchase agreements and fixed time deposits not subject to withdrawal penalties having maturities of more than seven calendar days).

It is proposed that the fundamental investment policy regarding investments in illiquid securities be eliminated in its entirety.

Reasons for the Elimination of the Fundamental Investment Policy

The 1940 Act does not require a fund to adopt a fundamental investment policy regarding investments in illiquid securities. As a result, it is proposed that this policy be eliminated in its entirety. The Funds would remain subject to applicable provisions of the 1940 Act relating to liquidity and specific money market fund liquidity requirements set forth in Rule 2a-7 under the 1940 Act. Elimination of this fundamental policy is not expected to have any material effect on the manner in which the Funds are currently managed. In fact, Rule 2a-7 under the 1940 Act imposes a more restrictive limit on investments in illiquid securities.

PROPOSAL 4.M—SHORT SALES

The current and proposed fundamental investment policy regarding short sales for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

[The Fund may not] sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions.

It is proposed that the fundamental investment policies on selling securities short be eliminated in their entirety.

The current and proposed fundamental investment policy regarding short sales for the HSBC U.S. Treasury Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

It is proposed that the fundamental investment policy on selling securities short be eliminated in its entirety.

Reasons for the Elimination of the Fundamental Investment Policy

The fundamental investment policy on selling securities short is not required under the 1940 Act and may be eliminated from the Funds’ fundamental investment policies. The Adviser and the Boards believe that the fundamental investment policy discussed above could potentially be unduly restrictive. Moreover, the HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund are money market funds subject to the diversification, liquidity, maturity and credit quality requirements under Rule 2a-7 under the 1940 Act and, therefore, are not expected to engage in these investment activities.

Accordingly, elimination of this fundamental investment policy is not expected to change the way in which these Funds are currently managed and the Adviser does not currently anticipate that removing the current restriction will result in additional material risk to these Funds.

PROPOSAL 4.N—WRITING AND SELLING OPTIONS

The current and proposed fundamental investment policy regarding writing and selling options for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[The Fund may not] write, purchase or sell any put or call option or any combination thereof.	It is proposed that the fundamental investment policy on writing and selling put and call options and similar financial instruments be eliminated in its entirety.

Reasons for the Elimination of the Fundamental Investment Policy

The fundamental investment policy on writing and selling put and call options and similar financial instruments was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Funds’ fundamental investment policies. This Proposal also provides consistency with the proposed changes to the fundamental policy on issuing senior securities (see Proposal 4.B above). Moreover, the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund are money market funds subject to the diversification, liquidity, maturity and credit quality requirements under Rule 2a-7 under the 1940 Act and, therefore, are not expected to engage in these investment activities.

Accordingly, elimination of this fundamental investment policy is not expected to change the way in which these Funds are currently managed and the Adviser does not currently anticipate that removing the current restriction will result in additional material risk to these Funds.

PROPOSAL 4.O—SECURITIES OWNED BY TRUSTEES OR OFFICERS

The current and proposed fundamental investment policy regarding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or its investment adviser for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

It is proposed that the fundamental investment policy on purchasing or holding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or its investment adviser be eliminated in its entirety.

Reasons for the Elimination of the Fundamental Investment Policy

The fundamental investment policy on purchasing or holding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. This policy is no longer required and may be eliminated from the Funds’ fundamental investment policies. Eliminating this policy could provide the Funds additional flexibility to purchase and sell portfolio securities and other instruments in accordance with their investment objectives and strategies and consistent with current legal requirements. In addition, eliminating this policy could simplify compliance monitoring. Conflicts of interest related to securities ownership by Trustees and officers of the Trusts are addressed by the 1940 Act’s restrictions on transactions between affiliated persons of the Funds and by the Funds’ Code of Ethics, which has been adopted by each Fund in accordance with the requirements of the 1940 Act.

Elimination of this fundamental investment policy is not expected to change the way in which these Funds are currently managed. Therefore, the Adviser does not currently anticipate that removing the current restriction will result in additional material risk to these Funds.

PROPOSAL 4.P—SECURITIES ON MARGIN

The current and proposed fundamental investment policy regarding securities on margin for the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities.

It is proposed that the fundamental investment policy on purchasing securities on margin be eliminated in its entirety.

The current and proposed fundamental investment policy regarding securities on margin for the HSBC U.S. Treasury Money Market Fund is the following:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy

[The Fund may not] purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

It is proposed that the fundamental investment policy on purchasing securities on margin be eliminated in its entirety.

Reasons for the Elimination of the Fundamental Investment Policy

The fundamental investment policy regarding margin purchases is not required to be a fundamental policy under the 1940 Act and may be eliminated from the Funds’ fundamental investment policies. “Margin” is the cash or securities that a borrower places with a broker as collateral against a loan. As margin purchases involve the purchase of securities with borrowed money, margin purchases are already subject to the 1940 Act limitations on borrowing (see the discussion under Proposal 4.A, above). Moreover, the HSBC Prime Money Market Fund and HSBC U.S. Government Money Market Fund are money market funds subject to the diversification, liquidity, maturity and credit quality requirements under Rule 2a-7 under the 1940 Act and, therefore, are not expected to engage in these investment activities.

Accordingly, elimination of this fundamental investment policy is not expected to change the way in which these Funds are currently managed and the Adviser does not currently anticipate that removing the current restriction will result in additional material risk to these Funds.

BOARD RECOMMENDATION

THE BOARDS OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMEND A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OR ELIMINATION OF
FUNDAMENTAL INVESTMENT POLICIES DESCRIBED IN PROPOSALS 4.A THROUGH 4.P

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the service providers of the Trusts.

Investment Adviser

HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York 10018, is an investment adviser registered with the SEC and serves as the investment adviser for the Funds. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, NA, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively, “HSBC”). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of September 30, 2015, the Adviser managed approximately $72.3 billion in the HSBC Family of Funds.

Distributor

Foreside Distribution Services, L.P. (“Foreside”), a registered member of the Financial Industry Regulatory Authority, is the Trusts’ principal underwriter and acts as the Trusts’ distributor in connection with the offering of Fund shares. Foreside is located at Three Canal Plaza, Suite 100, Portland, ME 04101. Foreside is a wholly-owned indirect subsidiary of Foreside Financial Group, LLC.

Administrator

The Adviser serves as the Trusts’ Administrator, and in that role oversees and coordinates the activities of other services providers, and monitors certain aspects of the Trusts’ operations.

Sub-Administrator

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds’ sub-administrator (the “Sub-Administrator”). Management and administrative services of by the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend dispersing services.

Custodian

Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, acts as the custodian of the Funds’ assets.

Transfer Agent

SunGard Investor Services, LLC acts as transfer agent (the “Transfer Agent”) for the Trusts. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and acts as dividend disbursing agent for each Trust. The principal business address of SunGard Investor Services, LLC is 3435 Stelzer Road, Columbus, OH 43219.

Independent Auditors

The firm of PricewaterhouseCoopers LLP (“PwC”) has been selected as independent auditor of the Trusts for the current fiscal year. PwC, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent auditors with respect to the Trusts. Representatives of PwC are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

On December 16, 2014, the Boards, upon the recommendation of the Audit Committee, determined to discontinue retaining KPMG LLP (“KPMG”) and approved a change of the Funds’ independent registered public accounting firm to PwC for the fiscal year ending October 31, 2015. For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended October 31, 2014 and October 31, 2013, and through December 23, 2014 (the date of KPMG’s audit opinion on the October 31, 2014 financial statements), there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Funds fiscal years ended October 31, 2014 and October 31, 2013, and the interim period ended December 23, 2014, neither the Trusts nor anyone on their behalf consulted PwC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trusts’ financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

Certain information concerning the fees and services provided by PwC and KPMG to the Trusts and to the Adviser and its affiliates for the two most recently completed fiscal years of the Trusts is provided below. For purposes of the following information, the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trusts, are referred to as “Service Affiliates.” The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent auditor. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by the independent auditor for the Funds in accordance with the Audit Committee Charter and the 1940 Act and makes a determination with respect to independent auditor’s independence each year. For the Reporting Periods (as defined below), none of the services provided to the Trusts or Service Affiliates described under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

(1)	Audit Fees. The aggregate fees billed to each Trust for the last two fiscal years for the Trust (the “Reporting Periods”) for professional services rendered by PwC and KPMG for the audit of the Trust’s annual financial statements, or services that are normally provided by PwC and KPMG in connection with the statutory and regulatory filings or engagements, were as follows:

HSBC Funds

Fiscal Year Ended	Audit Fees – PwC	Audit Fees – KPMG
10/31/15	$360,234	$0
10/31/14	$0	$183,823

HSBC Advisor Funds Trust

Fiscal Year Ended	Audit Fees – PwC	Audit Fees – KPMG
10/31/15	$8,333	$0
10/31/14	$0	$11,765

HSBC Portfolios

Fiscal Year Ended	Audit Fees – PwC	Audit Fees – KPMG
10/31/15	$18,333	$0
10/31/14	$0	$23,529

(2)	Audit-Related Fees. The aggregate fees billed to each Trust during the Reporting Periods for assurance and related services by PwC and KPMG that were reasonably related to the performance of the annual audit or review of the Trust’s financial statements (and not reported above), were as follows:

HSBC Funds

Fiscal Year Ended	Audit Fees – PwC	Audit Fees – KPMG
10/31/15	$0	$0
10/31/14	$0	$5,833

HSBC Advisor Funds Trust

Fiscal Year Ended	Audit Fees – PwC	Audit Fees – KPMG
10/31/15	$0	$0
10/31/14	$0	$389

HSBC Portfolios

Fiscal Year Ended	Audit Fees – PwC	Audit Fees – KPMG
10/31/15	$0	$0
10/31/14	$0	$778

Fees for 2014 relate to KPMG’s provision of consents with respect to the filing of the Trusts’ updated registration statements.

(3)	Tax Fees. The aggregate fees billed to each Trust during the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”), were as follows:

HSBC Funds

Fiscal Year Ended	Tax Fees – PwC	Tax Fees – KPMG
10/31/15	$162,000	$0
10/31/14	$0	$95,000

HSBC Advisor Funds Trust

Fiscal Year Ended	Tax Fees – PwC	Tax Fees – KPMG
10/31/15	$3,000	$0
10/31/14	$0	$5,800

HSBC Portfolios

Fiscal Year Ended	Tax Fees – PwC	Tax Fees – KPMG
10/31/15	$18,000	$0
10/31/14	$0	$11,600

These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed during the Reporting Periods for Tax Services by PwC and KPMG to Service Affiliates.

(4)	All Other Fees. There were no fees billed for the Reporting Period for products and services provided by PwC and KPMG to the Trusts, other than the services reported above.

(5)	Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC and KPMG for services rendered to the Trusts and to the Service Affiliates for the Reporting Period were as follows:

HSBC Funds

Fiscal Year Ended	Non-Audit Fees – PwC	Non-Audit Fees – KPMG
10/31/15	$10,965,000	$0
10/31/14	$0	$100,833

HSBC Advisor Funds Trust

Fiscal Year Ended	Non-Audit Fees – PwC	Non-Audit Fees – KPMG
10/31/15	$10,965,000	$0
10/31/14	$0	$6,189

HSBC Portfolios

Fiscal Year Ended	Non-Audit Fees – PwC	Non-Audit Fees – KPMG
10/31/15	$10,965,000	$0
10/31/14	$0	$12,378

The Audit Committee has considered whether non-audit services provided by PwC and KPMG to the Trusts and to the Service Affiliates are compatible with maintaining the independence of PwC and KPMG in their audits of the Trusts and has determined that they are so compatible.

OTHER INFORMATION ABOUT VOTING AND THE MEETING

Other Business

The Boards do not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Trusts do not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the relevant Trust at its principal office by a reasonable time before the commencement of the solicitation of proxies for such meeting. This will ensure that such proposal is considered for inclusion in the Proxy Statement relating to the meeting. Whether a proposal is included in a Proxy Statement will be determined in accordance with applicable federal and state laws.

Shareholders who wish to communicate with the Boards should send communications to the attention of HSBC Funds, 3435 Stelzer Road, Columbus, Ohio 43219-3035, Attn: Richard A. Fabietti, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Boards.

Voting Information

This Proxy Statement is furnished in connection with a solicitation of proxies by the Boards to be used at the Special Meeting or any adjournment(s) or postponement(s) thereof. This Proxy Statement, along with a Notice of the Special Meeting and Proxy Card, is first being mailed to shareholders of the Trusts on or about March 3, 2016. Only shareholders of record as of the close of business on the Record Date, February 16, 2016, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. If the enclosed form of Proxy Card is properly executed and returned (or your vote is cast through the web site or over the telephone as indicated on the Proxy Card) in time to be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Also, you may vote in person at the Special Meeting. A proxy may be revoked at any time before or at the Special Meeting or any adjournment(s) or postponement(s) thereof by written notice to the Secretary of the relevant Trust at the address on the cover of the Proxy Statement or by attending and voting at the Special Meeting or any adjournment(s) or postponement(s) thereof. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR each Proposal.

If you have questions regarding the Proposals, or to quickly vote your shares, please call Okapi Partners, your Fund’s proxy solicitor, toll-free at 877-279-2311.

Quorum and Voting Requirement

With regard to each of Proposals 1 and 2, a majority of the shares of each of the HSBC Funds and the HSBC Advisor Funds Trust, and one-third (1/3) of the shares of the HSBC Portfolios, outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business for that Trust with respect to each of these two Proposals.

Approval of Proposal 1 requires a plurality of the votes cast in person or by proxy at the Special Meeting for that Trust at which a quorum exists. Approval of Proposal 2 requires a 1940 Act Majority Vote of each Trust. Shareholders of each of the Trusts are being asked to vote separately on each of Proposals 1 and 2. All shareholders of all Funds of a Trust will vote together as a single class on each of these two Proposals. If a Proposal is not approved with respect to one Trust, the Boards will consider what other actions, if any, to take.

With regard to each of Proposals 3 and 4, a majority of the shares of each of the Funds of the HSBC Funds and the HSBC Advisor Funds Trust, and one-third (1/3) of the shares of each of the Funds of the HSBC Portfolios, outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business for that Fund with respect to each of these two Proposals.

Approval of each of Proposals 3 and 4 requires a 1940 Act Majority Vote of each Fund voting separately. All shareholders of all classes of shares of a Fund will vote together as a single class on each of Proposals 3 and 4.

The approval and implementation of any one of the Proposals is not contingent upon, and will not affect, shareholder approval of any of the other Proposals.

Voting Requirements in a Master/Feeder Fund Structure

One of the Funds of HSBC Funds1 and the sole Fund of the HSBC Advisor Funds Trust2 seek to achieve their respective investment objectives by investing all of their assets in a Fund of the HSBC Portfolios. This two-tier fund structure is commonly referred to as a “master/feeder” structure because one fund (the “Feeder Fund”) is investing all of its assets in a second fund (the “Master Fund”).

As an interest holder in the Master Fund, a Feeder Fund will “pass-through” to its shareholders the vote for a Proposal through this proxy solicitation, and will vote its interests in the Master Fund in the same proportion as shares of the Feeder Fund shareholders for which it receives proper instructions. In this manner, shareholders of a a Feeder Fund will indirectly consider and vote on the Proposal with respect to the Master Fund (i.e., HSBC Portfolios). For example, if shareholders of a Feeder Fund vote in the aggregate as follows: 80% “FOR” a Proposal and 20% “WITHHOLD,” then the Feeder Fund, as an investor in the Master Fund (i.e., HSBC Portfolios), will cast all of its votes as follows: 80% “FOR” the Proposal of HSBC Portfolios and 20% “WITHHOLD.”

HSBC Portfolios, however, has more than one Feeder Fund investor and accordingly, it is possible that the shareholders of a single Feeder Fund may vote differently than the other Feeder Fund in HSBC Portfolios with regard to a Proposal. In such event, although the Trustees of a Feeder Fund could determine to withdraw the Feeder Fund’s investment in its corresponding Master Fund in order to fully implement a Proposal with regard to that Feeder Fund, or delay the implementation of a Proposal until all Feeder Funds approve the Proposal. The Trustees currently anticipate that each Feeder Fund will continue to invest in its corresponding Master Fund.

Since the Feeder Funds are technically the shareholders of HSBC Portfolios, HSBC Portfolios will generally be able to obtain a quorum as a result of the voting process described above.

Adjournments

In the absence of a quorum, a majority of the shares entitled to vote present in person or by proxy may adjourn the Special Meeting until a quorum shall be present. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Special Meeting that are represented by broker “non-votes” may, at the discretion of the proxies named therein, be voted in favor of such adjournment. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any postponement(s) or adjournment(s) of the Special Meeting.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting or any adjournment(s) or postponement(s) thereof, all shares present and entitled to vote, including executed proxies marked as abstentions and broker “non-votes,” will be counted. Broker “non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

With regard to Proposal 1, abstentions and broker “non-votes” will have no effect on the proposal to elect the Nominees, for which the required vote is a plurality of votes cast. With regard to each of Proposals 2, 3 and 4, assuming the presence of a quorum, abstentions and broker “non-votes” will have the effect of a vote against the Proposal.

____________________
1 The HSBC Opportunity Fund invests in the HSBC Opportunity Portfolio.
2 The HSBC Opportunity Fund (Advisor) invests in the HSBC Opportunity Portfolio.

Expenses

The costs of the Special Meeting will be borne by the Funds. Any costs related to any adjournment(s) or postponement(s) thereof will also be paid by the Funds. Proxies are solicited by mail. Additional solicitations may be made by telephone, fax or personal contact by officers or employees of the Adviser and its affiliates or by proxy soliciting firms retained by the Adviser. The cost of solicitation, including the costs of any third party proxy solicitor, will be borne by the Funds. The Funds have retained a proxy solicitor, Okapi Partners LLC, to assist in the solicitation of proxies. The anticipated cost of such solicitation is approximately $350,000. The Adviser is expected to bear a meaningful portion of these expenses through current expense limitation arrangements.

Share Information

For each class of each Fund’s shares entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof, the number of shares outstanding as of the Record Date is as follows:

Name of Fund	Number of Shares Outstanding and Entitled
	to Vote Per Class
HSBC Funds
HSBC Opportunity Fund	Class A	1,586,532
	Class B	20,485
	Class C	102,101
HSBC U.S. Government Money Market Fund	Class A	1,098,642
	Class B	48,757
	Class D	971,069,556
	Class I	1,636,225,675
	Class Y	4,298,454,379
HSBC Prime Money Market Fund	Class A	27,445,838
	Class D	1,314,137,253
	Class I	5,631,499,055
	Class Y	520,003,325
HSBC U.S. Treasury Money Market Fund	Class D	202,349,362
	Class I	417,009,638
	Class Y	963,010,735
HSBC Emerging Markets Debt Fund	Class A	63,656
	Class I	1,124,742
HSBC Emerging Markets Local Debt Fund	Class A	22,074
	Class I	1,992,464
HSBC Total Return Fund	Class A	707,050.
	Class I	43,501,248
	Class S	2,720,218
HSBC Frontier Markets Fund	Class A	772,683
	Class I	5,549,733
HSBC Asia ex-Japan Smaller Companies Equity Fund	Class A	16,501
	Class I	1,004,485
	Class S	10,208
Aggressive Strategy Fund	Class A	917,481
	Class B	337,582
	Class C	99,715
Balanced Strategy Fund	Class A	2,327,896
	Class B	858,062
	Class C	335,631
Moderate Strategy Fund	Class A	2,315,506
	Class B	704,783
	Class C	327,202
Conservative Strategy Fund	Class A	757,395
	Class B	512,858
	Class C	253,626
Income Strategy Fund	Class A	19,587
	Class B	32,712
	Class C	56,244
HSBC Global High Income Bond Fund	Class A	10,183
	Class I	2,539,452
HSBC Global High Yield Bond Fund	Class A	14,685
	Class I	2,555,308
HSBC Global Equity Volatility Focused Fund	Class A	10,024
	Class I	992,841
HSBC Euro High Yield Bond Fund (USD Hedged)	Class A	10,000
	Class I	2,490,000
HSBC Advisor Funds Trust
HSBC Opportunity Fund (Advisor)	Class I	17,673,608

Fund Shares Owned by Certain Beneficial Owners

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit F.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement and Proxy Card may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trusts send. If you would like to receive an additional copy, please contact the Trusts by writing to the Trusts’ address, or by calling the telephone number shown on the front page of this Proxy Statement. A Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement and Proxy Card to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of a Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

EXHIBIT A

Current Executive Officers of the Trusts

Name and Address	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 57	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 – present)
James D. Levy 452 Fifth Avenue New York, NY 10018 Age: 52	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present), Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007-2014)
Ioannis Tzouganatos 100 Summer Street Suite 1500 Boston, MA 02110 Age: 39	Secretary	One year; 2015 to present	Vice President, Regulatory Administration, Citi (2008 – present)
Scott Rhodes* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 57	Treasurer	One year; 2014 to present	Senior Vice President, Citi (2010– present); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial Operations Principal, GE Asset Management Inc. (2005 – 2010)
Heather Melito-Dezan* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 39	Assistant Secretary	One year; 2014 to present	Assistant Vice President, Regulatory Administration, Citi (2013 – present); Senior Specialist, Regulatory Administration, NGAM (2010-2013)
Charles L. Booth* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 55	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, Citi (1988 – present)
*	Mr. Rhodes, Mr. Tzouganatos, Ms. Melito-Dezan and Mr. Booth are also officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

A-1

EXHIBIT B

HSBC FUNDS
HSBC ADVISOR FUNDS TRUST
HSBC PORTFOLIOS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	ESTABLISHMENT AND PURPOSE

The Board of Trustees (the “Board”) of each of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (collectively, the “Trusts”), on behalf of their various series (collectively, the “Funds”), hereby establishes a Nominating and Corporate Governance Committee (the “Committee”). The primary purpose of the Committee is to make nominations for Trustee membership on the Board and to address important issues of corporate governance.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall be composed of all of the Trustees of the Board who are not “interested persons” of the Trusts (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”).

The Committee shall elect a chair (“Chair”). The Chair may nominate and the Committee may elect a vice chair (“Vice Chair”), who would serve as Chair when the Chair is unable to serve. The Vice Chair shall not be compensated, except when serving as Chair.

III.	MEETINGS

The Committee will meet not less frequently than annually. The Chair will establish an Agenda for each meeting. Special meetings shall be called as circumstances require. The Chair may invite Trust officers and other interested parties to participate in meetings. The Committee, in its discretion, may meet in executive session outside the presence of the Trust officers and other parties.

A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote. The Committee may also act by written consent to an action without a meeting by a majority of the members of the Committee.

IV.	REPORTING

The Chair will report to the Board on the results of the Committee’s activities and make such recommendations as deemed appropriate. The Committee will keep minutes of its meetings, which will be submitted to the Board for its review and maintained in the records of the Trusts.

V.	AMENDMENTS

This Charter may be amended by a vote of a majority of the Board members. The Committee shall periodically review this Charter, at least annually, and recommend any changes to the Board.

VI.	DUTIES AND RESPONSIBILITIES

	A.	Board Nominations and Governance Functions

		i.	The Committee shall select and nominate all persons for election or appointment as Independent Trustees of the Trust. Nominees for Independent Trustee shall be selected and approved by all of the incumbent Independent Trustees then serving on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and, in connection with Independent Trustee candidates, their independence from each Trust’s investment adviser and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with investment advisers and other service providers). In determining a nominee’s qualifications for Board membership, the Committee may consider such factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

		ii.	The Committee shall consider Trustee candidates recommended by shareholders of the Trusts. Any such candidates shall be considered and evaluated based upon the criteria applied to candidates presented to the Committee by a search firm or other non-shareholder sources.

		iii.	The Committee periodically shall review the size, structure and composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets.

		iv.	The Committee periodically shall review corporate governance procedures and shall recommend any appropriate changes to the Board. Among other matters, the Committee periodically shall review (a) the Board’s policies on Trustee compensation and reimbursement for expenses associated with and attendance at Board and Committee meetings and at industry conferences, and (b) the Board’s effectiveness and operations, including the process by which other statutory or regulatory obligations are fulfilled, and shall recommend any appropriate changes to the Board.

		v.	The Committee shall oversee implementation of the Board’s policies regarding annual self-evaluation of the Board.

		vi.	The Committee periodically shall review Trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

		vii.	The Committee shall review and make recommendations to the Board regarding the retention of professional liability insurance (D&O/E&O Insurance) and investment company fidelity bonds.

	B.	Committee Nominations and Functions

		(i)	The Committee shall review as necessary the responsibilities of any and all Board committees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

		(ii)	The Committee shall make nominations for membership on all Board committees and shall review committee assignments as necessary.

	C.	Other Powers and Responsibilities

		(i)	The Committee is empowered to hold special meetings as deemed necessary by the Committee.

		(ii)	The Committee shall (i) monitor the performance of legal counsel employed by the Independent Trustees, (ii) monitor the independence of legal counsel employed by the Independent Trustees in accordance with requirements of the 1940 Act; and (iii) be responsible for the supervision of counsel for the Independent Trustees.

		(iii)	The Committee shall review and, as necessary, make recommendations regarding each Trust’s policy regarding general shareholder communications to the Board, and review shareholder communications to the Board.

		(iv)	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants (including any search firm used to identify Independent Trustee candidates). Any expenses incurred in discharging the Committee’s responsibilities shall be borne by each Trust.

		(v)	The Committee shall review orientation and training materials for new Trustees, as appropriate.

		(vi)	The Committee shall have, and shall undertake, such other responsibilities as may be delegated to the Committee by the Board.

VII.	LIMITATION OF RESPONSIBILITIES

The Committee performs its functions under this Charter on the basis of information provided or representations made to it by the Trusts’ management or other service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Trusts under applicable federal and state law.

Adopted on March 6, 2006

Revised: March 31, 2009, September 14, 2009, December 14, 2009, September 6, 2012, December 17, 2013, and September 23, 2014.

EXHIBIT C

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

The Board of Trustees of [NEW TRUST] (the “Delaware Trust”), a Delaware statutory trust, and the Board of Trustees of [CURRENT TRUST] (the “Trust”), a [Massachusetts business / New York] trust (collectively, the “Boards”), deem it advisable that each series of the Delaware Trust listed on Schedule A (each, an “Acquiring Fund”), and each corresponding series of the Trust listed on Schedule A (each, an “Acquired Fund”), engage in the reorganizations described below.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of each Acquired Fund to the corresponding Acquiring Fund in exchange solely for (as applicable) Class A, Class B, Class C, Class D, Class E, Class I, Class Y and other existing Class’ shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, each Acquired Fund and Acquiring Fund is a series of an open-end, registered investment management company and each Acquired Fund owns securities that are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Delaware Trust has determined, with respect to each Acquiring Fund, that the exchange of all of the assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of such Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Trust has determined, with respect to each Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of each Acquired Fund to the corresponding Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1 Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquiring Fund Shares (as applicable), determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraphs 2.1 and 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3 Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”).

1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, each Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Funds pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Funds’ shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Funds on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Funds in the names of the Acquired Funds’ Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquiring Fund Shares (as applicable) to be so credited to Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Funds (“Acquired Fund Shares”) of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although interests in Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class shares of the Acquired Funds will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ Transfer Agent, as defined in paragraph 3.3. Shares of each Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6 Any reporting responsibility of the Acquired Funds, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), the U.S. Commodity Futures Trading Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Funds up to and including the Closing Date.

2. Valuation

2.1 The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectuses and statement of additional information with respect to the Acquired Funds, and valuation procedures established by the Acquired Funds’ Board of Directors.

2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Funds’ then-current prospectuses and statement of additional information, each as may be supplemented, and valuation procedures established by the Acquiring Funds’ Board of Trustees.

2.3 The number of the Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquiring Fund Shares (as applicable) to be issued (including fractional shares, if any) in exchange for each Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made by the administrator for the Acquired Funds and the Acquiring Funds, and shall be subject to confirmation by each Fund’s record keeping agent.

3. Closing and Closing Date

3.1 The Closing Date shall be on or about [ ] or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of HSBC Global Asset Management (USA) Inc. (“HSBC”) or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct the applicable custodian for the Acquired Funds (“Custodian”), to deliver at the Closing a certificate of an authorized officer stating that the Assets of each Acquired Fund shall have been delivered in proper form or equivalent information to the corresponding Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Funds’ portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Funds, which Custodian also serves as the custodian for the Acquiring Funds. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Funds as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, or other custodian as authorized under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Funds’ Assets are deposited, the Acquired Funds’ Assets deposited with such depositories or other custodian. The cash to be transferred by the Acquired Funds shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Trust shall direct SunGard Investor Services, LLC, in its capacity as transfer agent for the Acquired Funds (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class shares (as applicable) owned by each such shareholder immediately prior to the Closing. The Acquiring Funds shall issue and deliver to the Secretary of the Acquired Funds prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the respective Acquired Funds on the Closing Date, or provide other evidence satisfactory to the Acquired Funds as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Funds’ accounts on the books of the Acquiring Funds. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Funds or the Acquired Funds (each, an “Exchange”) shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Boards, accurate appraisal of the value of the net assets of the Acquired Funds or the Acquiring Funds is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5 Prior to the Closing, with respect to each Acquiring Fund, the Delaware Trust shall have authorized the issuance of and shall have issued an Acquiring Fund Share to HSBC or its affiliate in consideration of the payment of the offering price of such Acquiring Fund Share, as determined by the applicable Acquiring Fund, for the purpose of enabling HSBC or its affiliate (a) to vote to approve (i) the investment advisory agreement and any investment subadvisory agreement applicable to such Acquiring Fund, (ii) approve any plan adopted by an Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act, and (iii) to the extent that an Acquired Fund’s Shareholders have previously authorized such Acquired Fund to operate in accordance with the terms and conditions of the “manager of managers” exemptive order received from the SEC, approve the operations of the corresponding Acquiring Fund in accordance with the terms and conditions of the “manager of managers” exemptive order received from the SEC; and (b) take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by the Board of the Delaware Trust. At the effective time of the Closing, each Acquiring Fund Share issued pursuant to this paragraph 3.5 shall be redeemed by the Acquiring Fund at the offering price of an Acquiring Fund Share.

4. Representations and Warranties

4.1 Except as has been fully disclosed to the Acquiring Funds in a written instrument executed by an officer of the Trust, the Trust on behalf of the Acquired Funds, represents and warrants to the Acquiring Funds, as follows:

(a) The Acquired Funds are each duly organized as a series of the Trust, which is a trust duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts / State of New York], with power under the Trust’s Declaration of Trust and By-Laws, as amended and/or restated from time to time, to own all of its Assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectuses and statement of additional information of the Acquired Funds and each prospectus and statement of additional information of the Acquired Funds used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Trust, on behalf of the Acquired Funds, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Delaware Trust, on behalf of the Acquiring Funds, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Funds;

(f) The Trust is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which it, on behalf of the Acquired Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which it, on behalf of the Acquired Funds, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Funds (other than this Plan and certain investment contracts, including options, futures, swaps and forward contracts) will terminate without liability to the Acquired Funds on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Delaware Trust, on behalf of the Acquiring Funds, no litigation, regulatory or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against any Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The most recent annual Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Funds have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of the Acquired Funds as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since that date, there has not been any known material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Funds. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by an Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of an Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Funds’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation, each Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code;

(m) All issued and outstanding shares of the Acquired Funds are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Funds will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Funds, as provided in paragraph 3.3. The Acquired Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Funds, nor is there outstanding any security convertible into any of the Acquired Funds’ shares;

(n) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Funds, and, this Plan will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Funds for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Funds in a written instrument executed by an officer of the Delaware Trust, the Delaware Trust, on behalf of the Acquiring Funds, represents and warrants to the Acquired Fund, as follows:

(a) The Acquiring Funds are each duly organized as series of the Delaware Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Delaware Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act and the registration of the Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectuses and statement of additional information of the Acquiring Funds and each prospectus and statement of additional information of the Acquiring Funds used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Delaware Trust, on behalf of the Acquiring Funds, will have good and marketable title to the Acquiring Funds’ assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Funds have received notice and necessary documentation at or prior to the Closing;

(f) The Delaware Trust is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which it, on behalf of the Acquiring Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which it, on behalf of the Acquiring Funds, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Funds’ knowledge, threatened against the Delaware Trust, on behalf of any Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Delaware Trust, on behalf of the Acquiring Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Funds’ business or its ability to consummate the transactions herein contemplated and redeemed prior to the Closing;

(h) Prior to the Closing Date, the Acquiring Funds will have carried on no business activity and will have had no assets or liabilities other than the payment received from HSBC with respect to the initial Acquiring Fund Shares issued to HSBC pursuant to paragraph 3.5 above;

(i) The Acquiring Funds intend to meet the requirements of Subchapter M of the Code for qualification and treatment of each of the Acquiring Funds as a regulated investment company and shall not take any actions inconsistent with so qualifying as regulated investment companies under the Code in the future;

(j) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Delaware Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Delaware Trust, on behalf of the Acquiring Funds, and this Plan will constitute a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) The Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(m) The information to be furnished by the Acquiring Funds for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. Covenants of the Acquiring Funds and the Acquired Funds

5.1 The Acquiring Funds and the Acquired Funds each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 The Trust has called a Special Meeting of the Shareholders of the Acquired Funds to consider and act upon this Plan and has taken all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Funds covenants that the Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4 The Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Funds’ shares.

5.5 Subject to the provisions of this Plan, the Acquiring Funds and the Acquired Funds will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6 As soon as is reasonably practicable after the Closing, each Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquiring Fund Shares (as applicable) received at the Closing.

5.7 The Acquiring Funds and the Acquired Funds shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8 The Trust, on behalf of the Acquired Funds, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Delaware Trust, on behalf of the Acquiring Funds, may reasonably deem necessary or desirable in order to vest in and confirm (a) each Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) each Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.9 The Acquiring Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky, tax or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. Conditions Precedent to Obligations of the Acquired Funds

The obligations of the Trust, on behalf of the Acquired Funds, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Delaware Trust, on behalf of the Acquiring Funds, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Delaware Trust, on behalf of the Acquiring Funds, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2 The Delaware Trust, on behalf of the Acquiring Funds, shall have delivered to the Acquired Funds a certificate executed in the name of the Acquiring Funds by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Delaware Trust, on behalf of the Acquiring Funds, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Trust shall reasonably request;

6.3 The Delaware Trust, on behalf of the Acquiring Funds, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Delaware Trust, on behalf of the Acquiring Funds, on or before the Closing Date; and

6.4 The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquiring Fund Shares (as applicable) to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. Conditions Precedent to Obligations of the Acquiring Funds

The obligations of the Delaware Trust, on behalf of the Acquiring Funds, to complete the transactions provided for herein shall be subject, at the Delaware Trust’s election, to the performance by the Trust, on behalf of the Acquired Funds, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquired Funds, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust shall have delivered to the Acquiring Funds a statement of each Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3 The Trust, on behalf of the Acquired Funds, shall have delivered to the Acquiring Funds a certificate executed in the names of the Acquired Funds by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Funds and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Funds, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Delaware Trust shall reasonably request;

7.4 The Trust, on behalf of the Acquired Funds, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by it, on behalf of the Acquired Funds, on or before the Closing Date; and

7.5 The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Class A, Class B, Class C, Institutional or other Class Acquiring Fund Shares (as applicable) to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. Further Conditions Precedent to Obligations of the Acquiring Funds and the Acquired Funds

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Funds, or the Delaware Trust, on behalf of the Acquiring Funds, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Funds in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Funds. Notwithstanding anything herein to the contrary, the Trust and the Delaware Trust, on behalf of either the Acquired Funds or the Acquiring Funds, respectively, may not waive the conditions set forth in this paragraph 8.1;

8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to the Delaware Trust’s or the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Delaware Trust and the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions;

8.4 The Registration Statement of the Trust with respect to each Acquired Fund shall have become effective under the 1933 Act and shall have been amended to reflect the Reorganization. No stop order suspending the effectiveness of thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received the opinion of counsel to the Trust, on behalf of the Acquired Funds, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Trust of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust and the Delaware Trust, on behalf of either the Acquired Funds or the Acquiring Funds, respectively, may not waive the condition set forth in this paragraph 8.5.

9. Indemnification

9.1 The Delaware Trust, out of an Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the corresponding Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2 The Trust, out of an Acquired Fund’s assets and property, agrees to indemnify and hold harmless the corresponding Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10. Brokerage Fees and Expenses

10.1 The Acquiring Funds and the Acquired Funds represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2 The expenses relating to the proposed Reorganization will be borne by the Acquired Funds and/or the Acquiring Funds as mutually agreed upon. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11. Entire Agreement; Survival of Warranties

11.1 The parties agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Funds or the Acquired Funds, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Funds and Acquiring Funds in Sections 9.1 and 9.2 shall survive the Closing.

12. Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Boards of the Delaware Trust and the Trust, on behalf of any Acquiring Fund or Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Boards, make proceeding with the Plan with respect to such Acquiring Fund or Acquired Fund inadvisable.

13. Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Delaware Trust and the Trust, on behalf of either the Acquiring Funds or the Acquired Funds, respectively; provided, however, that following the Special Meeting of the Shareholders of the Acquired Funds called by the Trust, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquiring Fund Shares to be issued to the Class A, Class B, Class C, Class D, Class E, Class I, Class Y or other Class Acquired Fund Shareholders, respectively, under this Plan to the detriment of such shareholders without their further approval.

14. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to Richard A. Fabietti at HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue – 7th Floor, New York, New York 10018.

15. Headings; Governing Law; Assignment; Limitation of Liability

15.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2 This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of _________, _____.

[NEW TRUST]	[CURRENT TRUST]
On behalf of the Acquiring Funds listed	On behalf of the Acquired Funds listed on
on Schedule A	Schedule A

By:	By:
Name: [Richard A. Fabietti]	Name: [Richard A. Fabietti]
Title: President	Title: President

SCHEDULE A

THE ACQUIRED FUNDS	THE ACQUIRING FUNDS
(each Acquiring Fund is a series of	(each Acquired Fund is a series of
[NEW TRUST])	[CURRENT TRUST])

EXHIBIT D

COMPARISON OF MASSACHUSETTS AND DELAWARE LAW

The chart below compares certain state law provisions in Delaware and Massachusetts regarding procedural and operational issues that investment companies often face in their normal operations, although this is not a complete description of the law cited. Shareholders should consult the relevant state law directly for a more thorough comparison.

Matter	Delaware Statutory Trust	Massachusetts Business Trust
Creation of Trust	Created by a governing instrument and filing a certificate of trust with Delaware Secretary of State. 12 Del. Code Ann. Tit. 12 § 3810.

Copy of written agreement or trust’s governing instrument is filed with the Commonwealth of Massachusetts. Mass. Gen. Laws Ann. Ch. 182, § 2. Must file annual reports with the Massachusetts Secretary of the Commonwealth. § 12.

Beneficial Owners Liability	Beneficial owners are personally liable only to the same extent as Delaware corporate shareholders. § 3803(a).	No statutory limitation on personal liability. Personal liability is limited by the trust’s governing instrument and contractual provisions only. § 6.
Trustee Liability and Indemnification

Trustees are personally liable only to the trust or its beneficial owners for acts, omissions or obligations of the trust or the trustees. § 3803(b).

The governing instrument may expand, restrict, or eliminate the trustees’ duties and liabilities, but the instrument may not eliminate the implied contractual covenant of good faith and fair dealing or liability for a bad faith breach of the implied contractual covenant of good faith and fair dealing. § 3806(c).

Trustees acting in good faith reliance on the governing instrument are not liable to the trust or a beneficial owner for breach of fiduciary duty. § 3806(d).

Subject to any restrictions or standards in the trust’s governing instrument, the trust has the power to indemnify a trustee against or from any action. § 3817.

No statutory limitation on personal liability. Personal liability is limited by the trust’s governing instrument and contractual provisions only. § 6.
Trustees’ Standard of Care

To the extent that, at law or in equity, a trustee or beneficial owner or other person has duties (including fiduciary duties) to a statutory trust or to another trustee or beneficial owner or to another person that is a party to or is otherwise bound by a governing instrument, the trustee’s or beneficial owner’s or other person’s duties may be expanded or restricted or eliminated by provisions in the governing instrument; provided, that the governing instrument may not eliminate the implied contractual covenant of good faith and fair dealing. § 3806(c).

Common law duty to act in good faith.

D-1

Matter	Delaware Statutory Trust	Massachusetts Business Trust
Multiple Classes and Series

Statute permits the creation of multiple classes of shares and multiple series, as well as the designation of separate rights by class or series. §§ 3806(b)(1) & (2).

Changes to classes or series do not require a state filing, but must be made pursuant to provisions established in the instrument that provide for the creation and changing of classes or series. §§ 3806(b)(1) & (2).

Established by the trust’s governing instrument. §§ 1, 2. Changes do not require a state filing unless otherwise required by the trust’s governing instrument. § 2.
Number of Authorized Shares or Units	Unlimited.	Unlimited.
Annual Shareholders’ Meeting	May be established by trust’s governing instrument, but no statutory requirement. § 3806(b)(5).	Only if required by trust’s governing instrument. §§ 1, 2.
Shareholder Vote Required to Merge or Consolidate With Other Entities	Absent provisions in the trust’s governing instrument, shareholders must approve mergers and consolidations. § 3815.	Only if required by trust’s governing instrument.
Shareholder Vote Required for Series to Become a Separate Trust	May be established by trust’s governing instrument, but no statutory requirement. § 3806(b)(6).	Only if required by trust’s governing instrument.
Shareholder Vote Required to Amend Charter	Absent provisions in the trust’s governing instrument, shareholders must approve amendments. § 3806(b)(9).	Only if required by trust’s governing instrument. §§ 1, 2.
Shareholder Vote Required for Dissolution	No statutory requirement; only if required by trust’s governing instrument. § 3806(b)(3). Unless otherwise provided in a trust’s governing instrument, a trust has perpetual existence. § 3808(a)	Only if required by trust’s governing instrument. §§ 1, 2.
Shareholders Calling Meetings	May be established by trust’s governing instrument, but no statutory requirement. § 3806(b)(5).	Determined by trust’s governing instrument. §§ 1, 2.
Shareholders’ Vote on Issues

The governing instrument may authorize trustee-only votes concerning any amendment to the governing instrument regarding: management of the trust; rights and obligations of trustees and shareholders; and authorization of a merger, dissolution, etc. without vote of shareholders. § 3806(b)(3).

Determined by trust’s governing instrument. §§ 1, 2.

D-2

EXHIBIT E

COMPARISON OF ORGANIZATIONAL DOCUMENT PROVISIONS

The chart below compares certain provisions of the Declaration of Trust of each of HSBC Funds and HSBC Advisor Funds Trust with the provisions of the Declaration of Trust that would govern the operation of the Delaware Trust, although this is not a complete list. The following is qualified in its entirety by reference to the documents themselves. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these documents are available upon request at no cost by calling the Trusts at 1-800-782-8183 between 9:00 a.m. and 5:00 p.m. Monday through Friday (Eastern Time).

Matter	Declaration of Trust of the Delaware Trust	Declaration of Trust of HSBC Funds	Declaration of Trust of HSBC Advisor Funds Trust
Limits on Issuance of Shares	The proposed Declaration of Trust permits the Trustees to issue shares without limitation as to number.	The Declaration of Trust provides that the Trustees, in their discretion may, without vote of the Shareholders, issue shares, at such time or times and on such terms as the Trustees may deem best.	The Declaration of Trust provides that the Trustees, in their discretion may, without vote of the Shareholders, issue shares, on such terms as the Trustees may deem best.
Termination of the Trust, a Series or Class

The proposed Declaration of Trust provides that the Trust may be dissolved at any time by the Trustees without Shareholder approval. Any Series of Shares may be dissolved at any time by the Trustees without shareholder approval. Any Class may be terminated at any time by the Trustee without shareholder approval. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class.

The Declaration of Trust provides that the Trust or any series of the Trust may be terminated by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote, at any meeting of Shareholders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any series of Shares.

The Declaration of Trust provides that the Trust may be terminated (i) by a Majority Shareholder Vote of its Shareholders or (ii) by the Trustees by written notice to the Shareholders. Any series or class of the Trust may be terminated (i) by a Majority Shareholder Vote of the Shareholders of that series or class, or (ii) by the Trustees by written notice to the Shareholders of that series or class.

Trustee Liability

Under the proposed Declaration of Trust, a Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-adviser or Principal Underwriter of the Trust.

All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and the Trustees shall not be personally liable therefor.

Under the Declaration of Trust, no Trustee shall be liable to the Trust, its shareholders, or to any Shareholder, Trustee, officer, employee, agent or service provider thereof for any action or failure to act by him (her) or any other such Trustee, officer, employee, agent or service provider except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under the Declaration of Trust, no Trustee, shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act except for his own bad faith, wilful misfeasance, gross negligence or reckless disregard of his duties.

Under the Declaration of Trust, no Trustee shall be subject to personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Trustee is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability.

Matter	Declaration of Trust of the Delaware Trust	Declaration of Trust of HSBC Funds	Declaration of Trust of HSBC Advisor Funds Trust
Fiduciary Duties

The proposed Declaration of Trust provides that, except as required by federal law including the 1940 Act, neither the Trustees nor any officer of the Trust shall owe any fiduciary duty to the Trust or any series or class or any shareholder.

The adoption of a provision regarding the Trustees’ fiduciary duties will clarify the duties of the Trustees, avoid the possible need to reconcile different state and federal standards, and defers to the requirements under federal law with regard to fiduciary duties.

		The Declaration of Trust does not specifically address the fiduciary duties of the Trustees or officers of the Trust.	The Declaration of Trust does not specifically address the fiduciary duties of the Trustees or officers of the Trust.
Good Faith Reliance by the Trustees

The proposed Declaration of Trust provides that the Trustees may rely in good faith upon advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees thereunder, and shall be under no liability for any act or omission in accordance with such advice; provided the Trustees shall be under no liability for failing to follow such advice. A Trustee shall be fully protected in relying in good faith upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person as to matters the Trustee reasonably believes are within such other Person’s professional or expert competence.

The Declaration of Trust provides that each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

The Declaration of Trust provides that each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, any Shareholder Servicing Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Trustee Indemnification

The proposed Declaration of Trust provides that every person who is, or has been, a Trustee shall be indemnified by the Trust and each Series to the fullest extent permitted by law and against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his her having been a Trustee and against amounts paid or incurred by him or her in the settlement thereof.

The proposed Declaration of Trust disallows indemnification (i) where the Trustee shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (ii) in the event of settlement, unless there has been a determination that the Trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (a) by the court or other body approving the settlement; (b) by at least a majority of those Trustee who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts; or (c) by written opinion of independent legal counsel based upon a review of readily available facts.

The Declaration of Trust provides that every person who is, or has been, a Trustee shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof.

The Declaration of Trust disallows indemnification (i) where the Trustee is liable to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (iii) in the event of a settlement or other disposition not involving a final adjudication resulting in a payment by a Trustee, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: (a) by the court or other body approving the settlement or other disposition; or (b) based upon a review of readily available facts.

The Declaration of Trust provides that every person who is or has been a Trustee shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act), against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof.

The Declaration of Trust disallows indemnification (i) where the Trustee is liable to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (iii) in the event of a settlement involving a payment by a Trustee or other disposition not involving a final adjudication resulting in a payment by a Trustee, unless there has unless there has been either a determination that such Trustee or officer did not engage in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct.

Matter	Declaration of Trust of the Delaware Trust	Declaration of Trust of HSBC Funds	Declaration of Trust of HSBC Advisor Funds Trust
Shareholder Liability

Under the proposed Declaration of Trust, neither the Trust nor the Trustees shall have any power to bind personally any Shareholder, nor call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

The Trustees shall also have power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Under the Declaration of Trust, no Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust.

If any Shareholder is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability.

Under the Declaration of Trust, no Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust.

If any Shareholder is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability.

Shareholder Indemnification

The proposed Declaration of Trust provides that, if any Shareholder of any Series is held personally liable for the debts, obligations or liabilities of such series solely by reason of his or her having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.

Under the Declaration of Trust, the Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expense shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholder’s Shares are issued.

Under the Declaration of Trust, the Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. No Trust Property shall be used to indemnify or reimburse any Shareholder of any Shares of any series or class thereof other than Trust Property allocated or belonging to that series, or allocable to the class thereof.

Matter	Declaration of Trust of the Delaware Trust	Declaration of Trust of HSBC Funds	Declaration of Trust of HSBC Advisor Funds Trust
Reorganization

Under the proposed Declaration of Trust, the Trustees may, without Shareholder approval, (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, to the extent permitted by law, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class.

Under the Declaration of Trust, the Trust or any series of the Trust may merge or consolidate with any corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the Shares outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares or by such other vote as may be established by the Trustees with respect to any series of Shares; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Shares outstanding and entitled to vote, or such other vote or written consent as may be established by the Trustees with respect to any series of Shares, shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts.

Under the Declaration of Trust, the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by the vote of the holders of two-thirds of the outstanding Shares of all series of the Trust voting as a single class, or of the affected series of the Trust, as the case may be, or by an instrument or instruments in writing without a meeting, consented to by the vote of the holders of two-thirds of the outstanding Shares of all series of the Trust voting as a single class, or of the affected series of the Trust, as the case may be; provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent by Majority Shareholder Vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts.

Shareholder Voting

Under the proposed Declaration of Trust, the Shareholders shall have power to vote only (i) for the election or removal of Trustees to the extent required by the 1940 Act, (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the SEC or any state and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion.

Under the Declaration of Trust, the Shareholders shall have power to vote only (i) for the election of Trustees; (ii) with respect to any investment advisory or investment management contract entered into; (iii) with respect to termination of the Trust; (iv) with respect to any amendment of the Declaration of Trust; (v) with respect to any merger, consolidation or sale of assets; (vi) with respect to incorporation of the Trust; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the SEC or as the Trustees may consider necessary or desirable.

Under the Declaration of Trust, the Shareholders shall have power to vote only (i) for the removal of Trustees, (ii) with respect to any investment advisory or management contract, (iii) with respect to termination of the Trust, (iv) with respect to any amendment of the Declaration of Trust, (v) with respect to any merger, consolidation or sale of assets, (vi) with respect to incorporation of the Trust or any series, (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable.

Matter	Declaration of Trust of the Delaware Trust	Declaration of Trust of HSBC Funds	Declaration of Trust of HSBC Advisor Funds Trust
Amendment of Charter

The proposed Declaration of Trust permits the Trustees to amend the Declaration of Trust at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. No vote or consent of any Shareholder shall be required for any amendment to the Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law including the 1940 Act, but only to the extent so required.

The Declaration of Trust may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote. The Trustees may also amend the Declaration of Trust without a shareholder vote to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform the Declaration to the requirements of applicable law.

The Declaration of Trust further provides that no amendment may be made that would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares.

The Declaration of Trust may be amended by a Majority Shareholder Vote of the Shareholders or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of the Trust. The Trustees may also amend the Declaration of Trust without the vote or consent of Shareholders to designate series, to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to conform the Declaration of Trust to the requirements of applicable law or to (i) change the state or other jurisdiction designated as the state or other jurisdiction whose laws shall be the governing law, (ii) effect such changes as the Trustees find to be necessary or appropriate (a) to permit the filing of the Declaration of Trust under the laws of such state or other jurisdiction applicable to trusts, (b) to permit the Trust to elect to be treated as a “regulated investment company” under the applicable provisions of the Internal Revenue Code, or (c) to permit the transfer of shares, and (iii) in conjunction with any amendment contemplated by the foregoing clause (i) or the foregoing clause (ii) to make any and all such further changes or modifications of the Declaration of Trust as the Trustees find to be necessary or appropriate any finding of the Trustees referred to in the foregoing clause (ii) or clause (iii) to be conclusively evidenced by the execution of any such amendment by a majority of the Trustees.

The Declaration of Trust further provides that no amendment may be made that would change any rights with respect to the Shares by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the Majority Shareholder Vote of the Shares of that series or class of the Shareholders.

EXHIBIT F

PRINCIPAL SHAREHOLDERS OF THE FUNDS

Principal Holders of Securities. As of the Record Date the following person(s) owned of record, or were known by the Funds to own beneficially, 5% or more of any class of the Funds’ shares.

		Percent of the
		Class Held by
Fund/Class	Number of Shares	the Shareholder
HSBC Funds
HSBC Asia ex-Japan Smaller Companies Equity Fund – Class A
HSBC Global Asset Management (USA) Inc.	10,132	61.4%
452 5th Ave. 17th Floor
Attn: Richard A. Fabietti
New York, NY 10018

National Financial Services LLC	6,219	37.96%
Newport Office Center III 5th Floor
499 Washington Blvd.
Jersey City, NJ 07310

HSBC Asia ex-Japan Smaller Companies Equity Fund – Class I
HSBC Global Asset Management (USA) Inc.	999,280	99.48%
452 5th Ave. 17th Floor
Attn: Richard A. Fabietti
New York, NY 10018

HSBC Asia ex-Japan Smaller Companies Equity Fund – Class S
HSBC Global Asset Management (USA) Inc.	10,208	100%
452 5th Ave. 17th Floor
Attn: Richard A. Fabietti
New York, NY 10018

HSBC U.S. Government Money Market Fund – Class A
Ascensus Trust Company FBO	1,038,630	94.54%
PO Box 10758
Fargo, ND 58106

HSBC Total Return Fund – Class A
Charles Schwab & Co, Inc.	685,256	96.92
101 Montgomery Street
San Francisco, CA 94104

HSBC Total Return Fund – Class I
Strafe Co.	37,249,155	85.63%
PO Box 6924
Newark, DE 197146924

Charles Schwab & Co, Inc.	2,752,898	6.33%
101 Montgomery Street
San Francisco, CA 94104

		Percent of the
		Class Held by
Fund/Class	Number of Shares	the Shareholder
HSBC Total Return Fund – Class S
United Healthcare Insurance Co.	2,719,904	99.99%
990 Bren Rd. East
Minnetonka, MN 55343

HSBC Emerging Markets Debt Fund – Class A
Charles Schwab & Co, Inc.	32,728	51.41%
101 Montgomery Street
San Francisco, CA 94104

Pershing LLC	21,825	34.29%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

LPL Financial Corporation	4,448	6.99%
75 State Street, 24th Floor
Boston, MA 02109

National Financial Services LLC	4,298	6.75%
Newport Office Center III 5th Floor
499 Washington Blvd.
Jersey City, NJ 07310

HSBC Emerging Markets Debt Fund – Class I
Northern Trust Company AS	450,442	40.05%
PO Box 92956
Chicago, IL 60675

Pershing LLC	410,768	36.52%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

Charles Schwab & Co, Inc.	202,964	18.05%
101 Montgomery Street
San Francisco, CA 94104

HSBC Emerging Markets Local Debt Fund – Class A
Pershing LLC	11,978	54.26%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

National Financial Services LLC	5,733	25.97%
Newport Office Center III 5th Floor
499 Washington Blvd.
Jersey City, NJ 07310

		Percent of the
		Class Held by
Fund/Class	Number of Shares	the Shareholder
Charles Schwab & Co, Inc.	1,476	6.69%
101 Montgomery Street
San Francisco, CA 94104

Susanne and Neil Glosman	1,150	5.21%
235 Kensett Road
Manhasset, NY 11030-2148

UBS Financial Services	1,112	5.04%
1200 Harbor Blvd.
8th Floor
Weehawken, NJ 07086

HSBC Emerging Markets Local Debt Fund – Class I
Pershing LLC	1,650,106	82.82%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

Northern Trust Company AS	330,732	16.6%
PO Box 92956
Chicago, IL 60675

HSBC Frontier Markets Fund – Class A
Charles Schwab & Co, Inc.	306,550	36.67%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services LLC	266,982	34.55%
Newport Office Center III 5th Floor
499 Washington Blvd.
Jersey City, NJ 07310

LPL Financial Corporation	114,336	14.80%
75 State Street, 24th Floor
Boston, MA 02109

Ameriprise Financial Services	41,210	5.33%
5221 Ameriprise Financial Center
Minneapolis, MN 55474

HSBC Frontier Market Fund – Class I
Wells Fargo Bank FBO	4,554,361	82.06%
1525 W Wt. Harris Blvd.
Charlotte, NC 28288-1076

HSBC Prime Money Market Fund – Class A
Baytetra & Co.	26,409,197	96.22%
c/o State Street Bank
1200 Crown Colony Dr.
Quincy, MA 02169

		Percent of the
		Class Held by
Fund/Class	Number of Shares	the Shareholder
HSBC Prime Money Market Fund – Class D
Pershing LLC	687,288,343	52.30%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

Baytetra & Co.	284,865,973	21.68%
c/o State Street Bank
1200 Crown Colony Dr.
Quincy, MA 02169

HSBC Bank USA	251,836,738	19.16%
452 5th Ave., 2ND Floor
Attn: David Marrero
New York, NY 10018

FTCI as Agent Non-Rev	89,540,000	6.81%
600 5th Ave
c/o Frank Lomassaro 2nd Floor
New York, NY 10020

HSBC Prime Money Market Fund – Class Y
HSBC Bank USA	506,529,008	97.41%
452 5th Ave. 2nd Floor
Attn: David Marrero
New York, NY 10018

HSBC Prime Money Market Fund – Class I
Hare & Co. 2	1,266,573,098	22.49%
111 Sanders Creek Pkwy.
East Syracuse, NY 13057

Bear Stearns SEC Corporation	764,020,979	13.57%
1 Metro Tech, Floor Ctr. North 4
c/o Jennifer A Wittner
Brooklyn, NY 11201

HSBC Global Custody Nominees UK Ltd.	675,371,307	11.99%
8 Canada Square Level 27
London, United Kingdom EC145HQ

Chicago Mercantile Exchange, Inc.	343,741,340.	6.10%
30 S. Wacker Dr.
8 North Treasury
Chicago, IL 60606

HSBC U.S. Government Money Market Fund – Class B
Pershing LLC	48,757	100%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

		Percent of the
		Class Held by
Fund/Class	Number of Shares	the Shareholder
HSBC U.S. Government Money Market Fund – Class D
FTCI as Agent Non-Rev	520,262,500	53.58%
600 5th Ave
c/o Frank Lomassaro 2nd Floor
New York, NY 10020

Baytetra & Co.	247,845,748	25.52%
c/o State Street Bank
1200 Crown Colony Dr.
Quincy, MA 02169

HSBC Bank USA	176,384,587	18.16%
452 5th Ave., 2nd Floor
Attn: David Marrero
New York, NY 10018

HSBC U.S. Government Money Market Fund – Class I
Hewlett Packard Enterprises Co.	340,000,000	20.78%
3000 Hanover St.
Palo Alto, CA 94604

Hare & Co. 2	290,851,146	17.78%
111 Sanders Creek Pkwy.
East Syracuse, NY 13057

Bear Stearns SEC Corporation	212,670,815	13.00%
1 Metro Tech, Floor Ctr. North 4
c/o Jennifer A Wittner
Brooklyn, NY 11201

Chicago Mercantile Exchange, Inc.	169,730,310	10.37%
30 S. Wacker Dr.
8 North Treasury
Chicago, IL 60606

ADP Payroll Services Inc.	150,000,000	9.17%
800 Delaware Ave. Suite 601
Wilmington, DE 19801

Newmont Mining Corporation	132,710,584	8.11%
6363 S. Fiddlers Green Cir.
Denver, CO 80111

Symantec Corporation	83,512,301	5.10%
Attn: Treasury Department
350 Ellis St. Bldg. D
Mountain View, CA 94043

HSBC U.S. Government Money Market Fund – Class Y
HSBC Bank USA	4,211,834,634	97.98%
452 5th Ave., 2nd Floor
Attn: David Marrero
New York, NY 10018

		Percent of the
		Class Held by
Fund/Class	Number of Shares	the Shareholder
HSBC U.S. Treasury Money Market Fund – Class D
Baytetra & Co.	83,365,500	41.20%
c/o State Street Bank
1200 Crown Colony Dr.
Quincy, MA 02169

HSBC Bank USA	59,896,095	29.60%
452 5th Ave. 2nd Floor
Attn: David Marrero
New York, NY 10018

Pershing LLC	59,087,767	29.20%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

HSBC U.S. Treasury Money Market Fund – Class I
Baytetra & Co.	264,827,426	63.51%
c/o State Street Bank
1200 Crown Colony Dr.
Quincy, MA 02169

HSBC Global Custody Nominees UK Ltd.	115,175,486	27.62%
8 Canada Square Level 27
London, United Kingdom EC145HQ

JCPenney Corporation Inc.	25,002,893	6.00%
6501 Legacy Dr.
Plano, TX 75024

HSBC U.S. Treasury Money Market Fund – Class Y
HSBC Bank USA	941,453,605	97.76%
452 5th Ave., 2nd Floor
Attn: David Marrero
New York, NY 10018

Aggressive Strategy Fund – Class A
Pershing LLC	596,096	67.94%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

LPL Financial Corporation	243,630	26.55%
75 State Street, 24th Floor
Boston, MA 02109

		Percent of the
		Class Held by
Fund/Class	Number of Shares	the Shareholder
Aggressive Strategy Fund – Class B
Pershing LLC	238,456	70.67%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

LPL Financial Corporation	69,305	20.53%
75 State Street, 24th Floor
Boston, MA 02109

National Financial Services LLC	17,093	5.06%
Newport Office Center III 5th Floor
499 Washington Blvd.
Jersey City, NJ 07310

Aggressive Strategy Fund – Class C
Pershing LLC	96,026	96.30%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

Balanced Strategy Fund – Class A
Pershing LLC	1,611,543	69.23%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

LPL Financial Corporation	564,209	24.24%
75 State Street, 24th Floor
Boston, MA 02109

Balanced Strategy Fund – Class B
Pershing LLC	630,165	73.44%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

LPL Financial Corporation	188,994	22.03%
75 State Street, 24th Floor
Boston, MA 02109

Balanced Strategy Fund – Class C
Pershing LLC	304,169	90.63%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

LPL Financial Corporation	22,541	6.72%
75 State Street, 24th Floor
Boston, MA 02109

		Percent of the
		Class Held by
Fund/Class	Number of Shares	the Shareholder
Moderate Strategy Fund – Class A
Pershing LLC	1,576,742	68.09%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

LPL Financial Corporation	626,660	27.06%
75 State Street, 24th Floor
Boston, MA 02109

Moderate Strategy Fund – Class B
Pershing LLC	506,691	71.89%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

LPL Financial Corporation	164,770	23.38%
75 State Street, 24th Floor
Boston, MA 02109

Moderate Strategy Fund – Class C
Pershing LLC	318,022	97.19%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

Conservative Strategy Fund – Class A
Pershing LLC	480,517	63.44%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

LPL Financial Corporation	226,846	29.95%
75 State Street, 24th Floor
Boston, MA 02109

National Financial Services LLC	41,919	5.53%
Newport Office Center III 5th Floor
499 Washington Blvd.
Jersey City, NJ 07310

Conservative Strategy Fund – Class B
Pershing LLC	409,423	79.83%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

LPL Financial Corporation	65,044	12.68%
75 State Street, 24th Floor
Boston, MA 02109

Conservative Strategy Fund – Class C
Pershing LLC	240,275	94.74%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

		Percent of the
		Class Held by
Fund/Class	Number of Shares	the Shareholder
Income Strategy Fund – Class A
Pershing LLC	10,765	54.96%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

National Financial Services LLC	6,277	32.04%
Newport Office Center III 5th Floor
499 Washington Blvd.
Jersey City, NJ 07310

Daniel J. Anniello	2,545	12.99%
245 E. 25th Street Apt. 11C
New York, NY 10010-3046

Income Strategy Fund – Class B
Pershing LLC	24,372	74.50%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

National Financial Services LLC	8,340	25.50%
Newport Office Center III 5th Floor
499 Washington Blvd.
Jersey City, NJ 07310

Income Strategy Fund – Class C
Pershing LLC	56,244	100%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

Global High Yield Bond – Class A
HSBC Global Asset Management (USA) Inc.	14,685	69.78%
452 5th Ave. 17th Floor
Attn: Richard A. Fabietti
New York, NY 10018

National Financial Services LLC	4,438	30.22%
Newport Office Center III 5th Floor
499 Washington Blvd.
Jersey City, NJ 07310

Global High Yield Bond Fund – Class I
HSBC Global Asset Management (USA) Inc.	2,490,000	100%
452 5th Ave. 17th Floor
Attn: Richard A. Fabietti
New York, NY 10018

		Percent of the
		Class Held by
Fund/Class	Number of Shares	the Shareholder
HSBC High Income Bond Fund – Class A
HSBC Global Asset Management (USA) Inc.	10,184	100%
452 5th Ave. 17th Floor
Attn: Richard A. Fabietti
New York, NY 10018

HSBC Global High Income Bond Fund – Class I
HSBC Global Asset Management (USA) Inc.	2,539,453	100%
452 5th Ave. 17th Floor
Attn: Richard A. Fabietti
New York, NY 10018

HSBC Global Equity Volatility Focused – Class A
HSBC Global Asset Management (USA) Inc.	10,024	100%
452 5th Ave. 17th Floor
Attn: Richard A. Fabietti
New York, NY 10018

HSBC Global Equity Volatility Focused – Class I
HSBC Global Asset Management (USA) Inc.	992,841	100%
452 5th Ave. 17th Floor
Attn: Richard A. Fabietti
New York, NY 10018

HSBC Euro High Yield Bond Fund (USD Hedged) – Class A
HSBC Global Asset Management (USA) Inc.	10,000	100%
452 5th Ave. 17th Floor
Attn: Richard A. Fabietti
New York, NY 10018

HSBC Euro High Yield Bond Fund (USD Hedged) – Class I
HSBC Global Asset Management (USA) Inc.	2,490,000	100%
452 5th Ave. 17th Floor
Attn: Richard A. Fabietti
New York, NY 10018

HSBC Opportunity Fund – Class A
Pershing LLC	630,151	39.72%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

National Financial Services LLC	444,289	28.00%
Newport Office Center III 5th Floor
499 Washington Blvd.
Jersey City, NJ 07310

LPL Financial Corporation	141,177	8.90%
75 State Street, 24th Floor
Boston, MA 02109

		Percent of the
		Class Held by
Fund/Class	Number of Shares	the Shareholder
HSBC Opportunity Fund – Class B
Pershing LLC	17,826	87.02%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

LPL Financial Corporation	2,659	12.98%
75 State Street
Boston, MA 02109

HSBC Opportunity Fund – Class C
Pershing LLC	65,234	63.89%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

National Financial Services LLC	32,945	32.27%
Newport Office Center III 5th Floor
499 Washington Blvd.
Jersey City, NJ 07310

HSBC Advisor Funds Trust
HSBC Opportunity Fund – Class I
National Financial Services LLC	3,752,682	21.23%
Newport Office Center III 5th Floor
499 Washington Blvd.
Jersey City, NJ 07310

Pershing LLC	2,759,049	15.61%
One Pershing Plaza
Product Support 14th Floor
Jersey City, NJ 07399

Patterson CO FBO Allegiant	2,676,404	15.14%
For Various Retirement Plans
1525 WEST WT HARRIS BLVD
Charlotte, NC 28288-1076

Charles Schwab & Co, Inc.	1,877,608	10.62%
101 Montgomery Street
San Francisco, CA 94104

Vanguard Fiduciary Trust Company	1,602,765	9.07%
Attn: Investment Services
PO Box 2600 VM L20
Valley Forge PA 19428-2600

Wells Fargo Bank FBO	1,569,828	8.88%
Various Retirement Plans
14525 W. WT Harris Blvd.
Charlotte, NC 39399-1076

Reliance Trust Company FBO	1,329,783	7.52%
Retirement Plans Serviced by MetLife
c/o Fascore LLC
8515 E Orchard Rd. 2T2
Greenwood Village, CO 80111

[Form of Proxy]

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 14, 2016
800 BOYLSTON STREET, 24TH FLOOR, BOSTON, MASSACHUSETTS 02116

FUND NAME

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby revokes any previous proxy and appoints Ioannis Tzouganatos and Heather Melito-Dezan, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders (the “Joint Special Meeting”) of the Fund to be held on April 14, 2016 at 10:00 a.m., Eastern Time, at the offices of Citi Fund Services, 800 Boylston Street, 24th Floor, Boston, Massachusetts 02116, and at any or all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2.	By Touchtone: Refer to your proxy card for the control number and call toll-free: 866-520-7905 and follow the simple automated instructions.

OR

3.	By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/HSBC2016 and follow the simple on-screen instructions.

OR

4.

By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on April 14, 2016.

[Form of Proxy]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4

You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.	FOR 1, 2, 3 and 4

TO VOTE AS A GROUP: To vote all of the proposals in accordance with the Board’s recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below

☐

1. To elect each of the following five nominees to serve as a Trustee on the Board of Trustees:	FOR	WITHHOLD
(1) Marcia L. Beck	☐	☐
(2) Susan C. Gause	☐	☐
(3) Deborah A. Hazell	☐	☐
(4) Susan S. Huang	☐	☐
(5) Thomas F. Robards	☐	☐

	FOR	AGAINST	ABSTAIN
2. To approve the reorganization of the Trust into a newly established Delaware statutory trust	☐	☐	☐
3. To approve an amendment to the current “managers of managers” arrangement for the Fund.	☐	☐	☐
4. To amend certain “fundamental” investment restrictions of the Funds regarding:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
4.A. Borrowing	☐	☐	☐	4.I. Pledging, Mortgaging and Hypothecating	☐	☐	☐
4.B. Senior Securities	☐	☐	☐	4.J. Investments for Control	☐	☐	☐
4.C. Underwriting	☐	☐	☐	4.K. Investments in Other Investment Companies	☐	☐	☐
4.D. Industry Concentration	☐	☐	☐	4.L. Illiquid Securities	☐	☐	☐
4.E. Real Estate	☐	☐	☐	4.M. Short Sales	☐	☐	☐
4.F. Commodities	☐	☐	☐	4.N. Writing and Selling Options	☐	☐	☐
4.G. Loans	☐	☐	☐	4.O. Securities Owned by Trustees or Officers	☐	☐	☐
4.H. Diversification	☐	☐	☐	4.P. Securities on Margin	☐	☐	☐

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

You may have received more than one proxy card due to multiple investments in the Funds.
PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 14, 2016

THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/HSBC